UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-862



                        The Growth Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2005





                                 Patrick F. Quan
                     Capital Research and Management Company
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE GROWTH FUND OF AMERICA

How GFA builds its portfolio

[cover: photo of the frame of a log cabin]

Annual report for the year ended August 31, 2005

The Growth Fund of America(R) invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                                    1
The value of a long-term perspective                                      4
How GFA builds its portfolio                                              6
Summary investment portfolio                                             11
Financial statements                                                     17
Board of Directors and officers                                          32
What makes American Funds different?                             back cover

ABOUT THE COVER: The construction of a log cabin, log by log, represents how the research analysts and portfolio counselors of The Growth Fund of America communicate and collaborate to build the fund's portfolio, company by company, from the bottom up.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

                                                                             1 year           5 years          10 years
CLASS A SHARES
Reflecting 5.75% maximum sales charge                                        +12.34%          -1.06%            +12.09%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

Other share class results and important information can be found on page 3.


FELLOW SHAREHOLDERS:

[photo of the frame of the roof of a log cabin]

The stock market and the economy produced solid returns for the 12 months ended August 31, 2005. Strong corporate earnings and cash flow, an improving U.S. economy and benign interest rates helped fuel an above-average rise in stock prices.

FISCAL 2005 RESULTS

Against this backdrop,  we are pleased to report that The Growth Fund of America
(GFA) posted a total return of 21.2% for the 2005 fiscal year. As the table below shows, GFA's return widely outpaced the general stock market, as represented by Standard & Poor's 500 Composite Index, and also exceeded the four benchmark indexes the fund uses to measure its progress. The unmanaged S&P 500 gained 12.6%. The fund's Lipper benchmark indexes had increases ranging from 14.9% to 20.0%. Over longer periods, GFA has continued to outpace the general market and the fund's comparable indexes by significant margins.

WHAT HELPED THE FUND

Oil and gas production and service companies led the way with help from information technology, specialty retail and health care services companies. A growing demand for energy from China, India and other developing nations, along with increasing questions about the ability to increase supply, fueled a sharp rise in oil and gas prices in the past 12 months. Companies that made a major contribution included Canadian Natural Resources (+203.0%), EOG Resources (+121.0%), Burlington Resources (+103.7%), Devon Energy (+87.5%) and Schlumberger (+39.5%). Burlington and Schlumberger were two of the fund's 10 largest individual holdings.

Information technology companies that made a sizable contribution included the fund's second-largest holding Google (+179.2%), and Corning (+97.2%). Specialty retailing firms that bolstered the fund's results were Whole Foods (+66.3%), Best Buy (+53.7%), and Lowe's, the fund's third largest holding (+29.4%). Health care service providers that did well were Express Scripts (+83.1%) and WellPoint (+82.8%). Our feature story on page 6 explains how the fund built its positions in energy, Internet services and health care stocks. In addition, Altria, a tobacco, food and brewing company, gained 44.4%.

[Begin Sidebar]
RESULTS AT A GLANCE (with all distributions reinvested)

                                                                                  5-year              10-year            Lifetime*
                                                                                 average              average             average
                                                               1-year             annual              annual              annual
                                                            total returns      total returns       total returns       total returns
                                                             (9/1/04 -           (9/1/00 -           (9/1/95 -          (12/1/73 -
                                                              8/31/05)           8/31/05)             8/31/05)           8/31/05)

THE GROWTH FUND OF AMERICA                                     +21.2%              -0.9%              +12.7%              +15.5%
STANDARD & POOR'S 500 COMPOSITE INDEX+                         +12.6               -2.7                +9.8               +12.0
LIPPER CAPITAL APPRECIATION FUNDS INDEX                        +19.3               -4.3                +7.5               +11.9
LIPPER GROWTH FUNDS INDEX                                      +14.9               -6.0                +7.3               +10.8
LIPPER MULTI-CAP CORE FUNDS INDEX                              +17.5               -1.1                +9.3               +11.6
LIPPER MULTI-CAP GROWTH FUNDS INDEX                            +20.0               -9.0                +7.1               +11.8

*Since Capital Research and Management Company began managing the fund on
 December 1, 1973.
+Unmanaged.
[End Sidebar]

[photo of a tractor in the foreground with a log cabin being built in the background]

WHAT HURT THE FUND

Financial  service,   insurance,   pharmaceutical  and  biotechnology  companies
detracted from the fund's results. Federal National Mortgage Association (-31.4%), insurance giant American International Group (-16.9%) and Federal Home Loan Mortgage (-10.0%) faced varying degrees of accounting and regulatory difficulties over the past year. Pharmaceutical companies continued to operate in an extremely competitive environment. Eli Lilly declined by 13.3% as a result of market share losses by its schizophrenia drug Zyprexa. Shares of biotechnology companies Elan (-60.6%) and Biogen Idec (-29.0%), both of which had been among our best performing stocks in the previous year, declined upon the surprise withdrawal of their multiple sclerosis drug Tysabri due to the appearance of unexpected side effects a few months after its launch.

INDEPENDENT CHAIRMAN ELECTED

Henry E. Riggs, an independent Director of the fund since 1989, has been elected non-executive chairman of the Board. James F. Rothenberg, the previous chairman, has been elected vice chairman and principal executive officer. Donald D. O'Neal continues as president. As independent Board chair, Mr. Riggs will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

LOOKING AHEAD

Just before our fiscal year-end, Hurricane Katrina inflicted incredible damage to New Orleans and the Gulf Coast area. Three weeks later, Hurricane Rita compounded the human misery. It's too soon to determine the exact economic impact of the hurricanes' wide swath of damage to homes, businesses, oil and gas production in the Gulf of Mexico, and to ports that handle agricultural and industrial trade. In the short term, it may depress the economy with many jobs lost and thousands of people displaced from their homes. Costlier energy could adversely affect consumer spending, corporate profits and inflation. The Growth Fund of America's team of energy research analysts will be closely monitoring the situation.

It's worth looking at how the economy fared in the wake of three fairly recent disasters. Neither Hurricane Andrew in 1992, the Northridge, California, earthquake in 1994 nor the terrorist attacks in 2001 appear to have altered the basic trend of economic activity beyond the short term. After these disasters had an initial impact, the economy largely continued along the path it was on before the disaster hit, testament to not only this country's economic resilience, but to its spirit as well. We express our deepest sympathies to the family and friends of those who have lost their lives in the hurricanes and the many other Gulf Coast residents who have been displaced.

No matter what kind of natural or economic storms lie ahead, it is reassuring to know our research-driven approach focusing on long-term investment will remain the same. We will continue to seek out the best opportunities for capital appreciation for the fund and its shareholders.

We thank you for your continuing faith in The Growth Fund of America.

Sincerely,

/s/ James F. Rothenberg                              /s/ Donald D. O'Neal

James F. Rothenberg                                  Donald D. O'Neal
Vice Chairman of the Board                           President
and Principal Executive Officer

October 3, 2005

For current information about the fund, visit americanfunds.com.


OTHER SHARE CLASS RESULTS                                            unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

                                                                                      1 year            5 years        Life of class

Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                               +13.34%            -0.99%           +0.28%
Not reflecting CDSC                                                                  +18.34%            -0.64%           +0.44%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                            +17.25%             --               +4.22%
Not reflecting CDSC                                                                  +18.25%             --               +4.22%

Class F shares(1) -- first sold 3/15/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                              +19.21%             --               +5.06%

Class 529-A shares(2) -- first sold 2/15/02
Reflecting 5.75% maximum sales charge                                                +12.26%             --               +6.25%
Not reflecting maximum sales charge                                                  +19.13%             --               +8.00%

Class 529-B shares(2) -- first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                            +13.16%             --               +6.35%
Not reflecting CDSC                                                                  +18.16%             --               +7.05%

Class 529-C shares(2) -- first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                            +17.16%             --               +7.06%
Not reflecting CDSC                                                                  +18.16%             --               +7.06%

Class 529-E shares(1,2) -- first sold 3/1/02                                         +18.77%             --               +7.29%

Class 529-F shares(1,2) -- first sold 9/16/02
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                              +19.15%             --              +17.24%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

(1) These shares are sold without any initial or contingent deferred sales charge.
(2) Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in The Growth Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus, the net amount invested was $9,425.(2)

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2005)*

                                                                             1 year           5 years          10 years

Class A shares                                                               +14.24%          -2.05%            +12.02%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

[begin mountain chart]

                                 Lipper  Standard Poor's 500
             The Growth       Multi-Cap      Composite index      Lipper Multi-         Consumer
                Fund of      Core Funds       with dividends         Cap Growth      Price Index       Original
Year        America (3)       Index (4)     reinvested(4)(5)     Funds Index(4)   (inflation)(6)     Investment

1974*            $7,874          $7,761               $7,749            $ 7,845          $10,893        $10,000
1975             $9,792          $9,873               $9,776            $ 9,431          $11,830        $10,000
1976            $11,165         $11,715              $12,043            $10,765          $12,505        $10,000
1977            $12,377         $11,697              $11,835            $11,007          $13,333        $10,000
1978            $20,136         $14,369              $13,315            $14,823          $14,379        $10,000
1979            $23,595         $16,280              $14,881            $17,014          $16,078        $10,000
1980            $31,496         $20,040              $17,588            $22,374          $18,148        $10,000
1981            $35,383         $21,228              $18,539            $24,287          $20,109        $10,000
1982            $38,595         $22,123              $19,134            $25,570          $21,285        $10,000
1983            $56,382         $32,033              $27,582            $38,044          $21,830        $10,000
1984            $56,805         $31,782              $29,280            $36,701          $22,767        $10,000
1985            $64,493         $36,607              $34,616            $41,413          $23,529        $10,000
1986            $82,962         $48,803              $48,158            $55,640          $23,900        $10,000
1987           $109,731         $62,610              $64,779            $72,149          $24,924        $10,000
1988            $97,962         $51,546              $53,241            $58,985          $25,926        $10,000
1989           $136,507         $69,658              $74,101            $83,543          $27,146        $10,000
1990           $123,184         $65,613              $70,400            $76,088          $28,671        $10,000
1991           $160,815         $82,704              $89,300           $101,155          $29,760        $10,000
1992           $168,703         $87,795              $96,368           $106,268          $30,697        $10,000
1993           $210,269        $104,956             $110,996           $133,701          $31,547        $10,000
1994           $222,852        $112,215             $117,057           $138,309          $32,462        $10,000
1995           $279,812        $132,843             $142,129           $172,196          $33,312        $10,000
1996           $282,323        $153,447             $168,734           $192,309          $34,270        $10,000
1997           $391,124        $207,038             $237,282           $252,795          $35,033        $10,000
1998           $390,174        $204,380             $256,505           $241,989          $35,599        $10,000
1999           $629,203        $273,501             $358,611           $359,870          $36,405        $10,000
2000           $965,880        $340,564             $417,104           $549,013          $37,647        $10,000
2001           $721,756        $263,388             $315,433           $308,552          $38,671        $10,000
2002           $578,827        $217,245             $258,698           $225,096          $39,368        $10,000
2003           $701,724        $249,447             $289,889           $272,701          $40,218        $10,000
2004           $762,451        $274,632             $323,073           $285,459          $41,285        $10,000
2005           $924,112        $322,690             $363,626           $342,600          $42,789        $10,000
Year ended August 31

[end mountain chart]


Year ended August 31                   1974+          1975         1976         1977         1978         1979         1980

Total value
Dividends reinvested                      --          $362          283           --          254           --          307
Value at year-end                     $7,874         9,792       11,165       12,377       20,136       23,595       31,496
GFA total return                     (21.3%)          24.4         14.0         10.9         62.7         17.2         33.5

Year ended August 31                    1981          1982         1983         1984         1985         1986         1987

Total value
Dividends reinvested                     546         1,673        2,290        1,643        1,249          979        1,354
Value at year-end                     35,383        38,595       56,382       56,805       64,493       82,962      109,731
GFA total return                        12.3           9.1         46.1          0.8         13.5         28.6         32.3

Year ended August 31                    1988          1989         1990         1991         1992         1993         1994

Total value
Dividends reinvested                   1,503         1,743        3,611        3,208        2,510        1,454          929
Value at year-end                     97,962       136,507      123,184      160,815      168,703      210,269      222,852
GFA total return                      (10.7)          39.3        (9.8)         30.5          4.9         24.6          6.0

Year ended August 31                    1995          1996         1997         1998         1999         2000         2001

Total value
Dividends reinvested                   1,372         2,452        2,019        2,525        1,956        1,081        3,900
Value at year-end                    279,812       282,323      391,124      390,174      629,203      965,880      721,756
GFA total return                        25.6           0.9         38.5        (0.2)         61.3         53.5       (25.3)

Year ended August 31                    2002          2003         2004         2005

Total value
Dividends reinvested                   1,400           592          190        2,809
Value at year-end                    578,827       701,724      762,451      924,112
GFA total return                      (19.8)          21.2          8.7         21.2

Average annual total return for 31-3/4 years 15.3%(3)

+ For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser) through August 31, 1974.

  The results shown are before taxes on fund distributions and sale of fund shares.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) Includes reinvested dividends of $46,196 and reinvested capital gain distributions of $369,777.
(4) Includes reinvested dividends.
(5) The S&P 500 is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.
(6) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.


HOW GFA BUILDS ITS PORTFOLIO

The  Growth  Fund  of  America's   investment   professionals   communicate  and
collaborate to build the fund's portfolio company by company from the bottom up.

[photo of construction workers building a house]

[Begin Pull Quote]
We need to go to more and more remote areas, more hostile areas or do things like oil sands or other alternative sources that are even more costly.
-- Gordon Crawford
[End Pull Quote]

[photo of construction workers building a log cabin - a lake in the background]

[Begin Pull Quote]
You have to get out into the field and talk to people face to face. Going there enables you to understand the scope of what companies are doing.
-- Cathy Kehr
[End Pull Quote]

[photo of Gordon Crawford]
[Begin Photo Caption]
Gordon Crawford
[End Photo Caption]

[photo of Donnalisa Barnum]
[Begin Photo Caption]
Donnalisa Barnum
[End Photo Caption]

[photo of Frank Hu]
[Begin Photo Caption]
Frank Hu
[End Photo Caption]

[photo of Cathy Kehr]
[Begin Photo Caption]
Cathy Kehr
[End Photo Caption]

Do you ever wonder how The Growth Fund of America (GFA) selects the stocks for its portfolio? In the pages ahead, you will meet several research analysts and portfolio counselors who tell how they make their investment choices.

How does the fund work? The majority of the fund is managed by GFA's portfolio counselors who are generalists and invest broadly. With the recent addition of Donnalisa Barnum, the fund now has nine portfolio counselors. Each is allocated a portion of the portfolio to manage in line with the fund's broad objective of "investing in companies that appear to offer superior opportunities for growth of capital." The 10th portion of the portfolio, up to 25% of the fund's assets, is assigned to a group of research analysts, specialists who focus on individual industries, to manage by themselves.

Now let's take a closer look at three key investment areas in the past year: energy, Internet and media, and health care companies.

SEARCHING THE WORLD FOR PROMISING ENERGY INVESTMENTS

The price of oil, gas and coal and every other natural resource has surged in recent years. One reason is that the economies of China, India, Russia, Eastern Europe and Brazil -- with a population of 2.8 billion -- are growing much faster than the developed world and consuming far more energy. Portfolio counselor Gordon Crawford says, "They are just beginning to buy cars, refrigerators and air conditioning. And so demand has been very, very high. It has taken up all the spare capacity in the production of oil and we are right at a drum-tight supply-demand balance. Many old pools of oil are in decline. It is tougher to bring on new oil or natural gas. We need to go to more and more remote areas, more hostile areas or do things like oil sands or other alternative sources that are even more costly."

As a result, American Funds energy analysts are globetrotters by necessity. Cathy Kehr, who has covered energy for the past 12 years, recently visited oil companies in China, western Canada and Texas. "You have to get out into the field and talk to people face to face," Cathy says. "Going there enables you to understand the scope of what companies are doing, and what the potential of the project might be. I once had to fly in a Soviet bomber plane two hours to remote oil fields in Kazakhstan. But it was worth it."

Frank Hu, who has been an energy analyst for two years, recently toured oil operations in Egypt, Libya, Texas and Canada. He, too, values the insights he has received from field visits. Although relatively new to GFA, Frank is a veteran of 14 years in financial management in the oil industry. One of his jobs was running a joint venture in China for ARCO. "With my background in China, I understand what it takes to run a company in a developing market," he says.

It's important not only to read the documents and check the figures, but also to see an executive's body language and facial expressions when he or she describes a new project, says Cathy. Take the example of an executive that Cathy had known for many years who was usually understated in his descriptions of the company's projects. Not long ago she met him again, and this time, she recalls, "he was a totally different person. I'd never seen so much enthusiasm." Further research led her to the conclusion that the company had been conservative in its assumptions of the possible success of this project, and that the potential could be far greater -- if things worked out. Everything did work out, and the project and the stock turned out to be big successes.

[photo of a the frame of a log cabin]

[Begin Pull Quote]
I bring the perspective of 32 years of following the energy industry. ... I have been through the cycles, moves and changes that have occurred over long stretches of time.
-- Gregg Ireland
[End Pull Quote]

[Begin Pull Quote]
Our Google position was an outgrowth of prior investments. In the past four years I have looked at every paid search opportunity I could.
-- Mark Casey
[End Pull Quote]

[photo of construction workers building a log cabin]

[photo of Jim Drasdo]
[Begin Photo Caption]
Jim Drasdo
[End Photo Caption]

[Begin Sidebar]
A WEALTH OF EXPERIENCE

The Growth Fund of America currently has nine portfolio counselors who bring together 261 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision makers for the fund.*

                                                         Years of
                                                        investment
Portfolio counselor                                     experience*

R. Michael Shanahan                                         41
James F. Rothenberg                                         35
Gordon Crawford                                             34
James E. Drasdo                                             34
Gregg E. Ireland                                            32
Donnalisa Barnum                                            24
Michael T. Kerr                                             22
Donald D. O'Neal                                            20
Timothy P. Dunn                                             19

*As of November 1, 2005.
[End Sidebar]

Cathy and Frank are two of the six research analysts who cover various parts of the energy industry on a global basis for GFA and other American Funds. "We are very generous about sharing information with each other. If I see something of interest regarding an international oil company with operations in Asia, I will call my colleague in Asia to get his view," Cathy says.

Portfolio counselors play a key role in helping Cathy and Frank frame their investment ideas. Several portfolio counselors who have lived through previous oil price bubbles in the 1970s and 1980s have offered valuable perspective on the current oil price increase. Donnalisa helped Frank work out company valuations at a wide range of possible oil prices. Portfolio counselors also visit companies with research analysts and have added value there. Jim Drasdo, a veteran GFA portfolio counselor, "has developed the art of asking company executives simple questions that produce meaningful answers," says Frank.

Gregg Ireland, a GFA portfolio counselor, was once an energy analyst and brings the perspective of 32 years of following the energy industry to the stock selection process. "I have been through the cycles, moves and changes that have occurred over long stretches of time," Gregg says. "Cathy and Frank are experts in energy with a great grasp of the company fundamentals. In contrast, I am looking at the bigger picture. I am continually asking the question: Is this energy stock better than an investment in chemicals, health care or technology?"

Investment analysts and portfolio counselors sometimes disagree on the virtues and drawbacks of a stock. "In our disagreement and in the healthy discussion that follows, you can learn more," says Gregg. "It's good to have different styles, points of view and perspective. From debates come some of our best ideas."

UNDERSTANDING GOOGLE, THE WORLD'S LARGEST COMPUTER SEARCH ENGINE

Mark Casey, Internet and media analyst, has been studying the "paid search" business and Google since 2001. "Paid search" refers to the sponsored links in the light blue color at the beginning and along the side of the typical Google search reply. These are paid for by advertisers seeking customers. Mark had previously made investments in eBay, the world's largest online auction company; Yahoo!, an Internet provider of online products and services; and Ask Jeeves, a computer search engine. So he was prepared when Google went public in August 2004. "Our Google position was an outgrowth of prior investments," he says. "In the past four years I have looked at every paid search opportunity I could."

Many of Mark's insights have come from his hands-on participation with the products of the online companies he is researching. Prior to his investment in eBay, he sold and bought 300 products online through the online auction service, including shoes, books and even a used car in Texas. With Yahoo!, Mark spent hours at his desk, using every Yahoo! free service and corresponding with fellow customers to see if they would be willing to pay a small amount for some Yahoo! services. With Google, Mark advertised his San Francisco a cappella singing group. The results were surprisingly good. Mark became convinced that Google would be growing in earnings and revenues more than most Wall Street analysts projected and that its stock was actually underpriced. The Google investments have turned out very well.

[photo of Gregg Ireland]
[Begin Photo Caption]
Gregg Ireland
[End Photo Caption]

[photo of Mark Casey]
[Begin Photo Caption]
Mark Casey
[End Photo Caption]

[photo of Don O'Neal]
[Begin Photo Caption]
Don O'Neal
[End Photo Caption]

[photo of James Terrile]
[Begin Photo Caption]
James Terrile
[End Photo Caption]

Mark discussed his Google ideas with portfolio counselors Don O'Neal and Gordon Crawford. "The first interesting thing was that Google was trying to come public with a different process -- an auction process," says Don. "Whenever there are confusing situations, we like to do as much work as we can to unravel the situation. Google was probably the biggest deal to hit the technology world since the bubble burst. Mark has been doing good work in the area for quite some time. But there was a little bit of extra hype around Google. This gave us reasons to be skeptical because of our experience with hype in the technology bubble."

In discussing the stock, another cause for concern was the high short-term price/earnings ratio, but in the months after the offering, one thing became more and more clear: Google had quite a good business model and competitive position. Don says, "If you took a longer term point of view, this could be a very successful investment if the company was able to sustain its business model and earnings growth rate. We came to the conclusion that Google was a bargain and we put a lot of money to work. We're happy the stock has done well so far, but we must constantly re-evaluate the situation."

TRACKING PROMISING NEW DRUGS IN A CHALLENGING NEW HEALTH CARE ENVIRONMENT

The 1990s were a perfect world for pharmaceutical manufacturers, recalls James Terrile, a research analyst who follows drug and medical instrument companies. "Drugs were not making a big dent in people's wallets. Patents on major drugs were new and reimbursement from government and corporations was friendly." By 2005, however, the environment for drug companies had changed for the worse. "Major blockbuster drugs were coming off of their patent protection," James says. "Managed care companies began to off-load expensive drug brands to plan members, increasing their out-of-pocket costs, which in turn drove heightened sensitivity to drug prices. The American public became convinced that U.S. drug prices were too high relative to the rest of the world." These trends -- plus a number of highly publicized drug side effects cases, including a Texas jury verdict against Merck and its anti-pain drug Vioxx -- made fiscal 2005 a difficult year for many drug stocks.

Jim Rothenberg, vice chairman of GFA and a veteran portfolio counselor, agrees that the current period is tough but maintains that it's still possible to find ways to make money investing in health care stocks. "We know that the United States is spending a substantial amount of its gross national product on health care. Given the demographics and the aging of the baby boom generation, there will be substantial pressures to spend a lot of money on health care over the next five years," he says. "Against that, we have another set of trends which show some turmoil in the big pharmaceutical companies, their drug pipelines and problems of individual drugs that are company-specific. We are trying to find those companies which have the cleanest current product portfolios and the most attractive pipelines."

James Terrile talks to as many sources as he can to help track promising new drugs and to estimate their economic potential. Besides the pharmaceutical companies themselves, he finds consulting scientists, pharmacy benefit managers, Medicare officials and Food and Drug Administration consultants all helpful in putting together the picture.

[Begin Pull Quote]
Managed care companies began to off-load expensive drug brands to plan members, increasing their out-of-pocket costs, which in turn drove heightened sensitivity to drug prices.
-- James Terrile
[End Quote]

[photo of a construction worker building a log cabin - trees in the background]

[photo of Jim Rothenberg]
[Begin Photo Caption]
Jim Rothenberg
[End Photo Caption]

[photo of Ray Joseph, Jr.]
[Begin Photo Caption]
Ray Joseph, Jr.
[End Photo Caption]

[photo of a log cabin]

Even after talking to all these sources and making careful financial models of the companies, not all stocks chosen for the portfolio rise. AstraZeneca is one example. Despite good management and an interesting pipeline of drugs, the market was generally negative on the company because of concerns over patent exposure, James says. Then one AstraZeneca project suffered setbacks despite good feedback from investigators and FDA consultants. Crestor, a cholesterol-lowering drug, became controversial because of possible muscle damage at high doses.

James felt that investors were missing the potential earnings power of the company. "Now, thanks to robust fundamentals and low expectations, the stock has been climbing again," James says.

UNRAVELING THE COMPLEX HEALTH CARE SERVICES BUSINESS

While James tries to find the most effective drugs, research analyst Ray Joseph, Jr. is deeply involved in trying to decide which health care services will be the most helpful in the coming years. He meets with chief financial officers and chief information officers of hospitals and health care consultants. Ray believes one thing is certain: "Controlling health care costs will be one of the biggest challenges federal and state governments and corporations face over the next five years. The companies that can help cut costs will be able to make money and they may be good investments."

His strategy for following the health care services companies is "seeking sources and information off the beaten path." Therefore, he often visits hospitals, drug distribution centers and skilled-care facilities in his quest for insights that the rest of Wall Street may not have. He recently attended a meeting of the 20 most significant customers of one of the largest health care services companies to hear how the customers are trying to resolve difficulties with the firm. "By going to these off-the-beaten-path meetings, you develop a web of contacts to which Wall Street seldom talks," he says.

What's the bottom line of this discussion for shareholders? Research analysts and portfolio counselors have developed a consistent and sustainable system that combines experienced investment professionals, a long-term investment approach and an unparalleled, integrated global research effort. We hope we have given you insight on how GFA's investment professionals use this system to choose the fund's equity investments.

[Begin Pull Quote]
Controlling health care costs will be one of the biggest challenges federal and state governments and corporations face over the next five years.
-- Ray Joseph, Jr.
[End Pull Quote]


Summary investment portfolio, August 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.


[begin pie chart]
                                                           Percent
                                                            of net
Industry Sector diversification                             assets

Information Technology                                       20.34 %
Energy                                                       15.45
Consumer Discretionary                                       14.61
Health Care                                                  11.67
Industrials                                                   8.27
Other industries                                             20.12
Cash & equivalents                                            9.54
[end pie chart]


                                                         Percent
                                                          of net
Largest Equity Holdings                                   assets

Microsoft                                                   2.03 %
Google                                                      2.02
Lowe's Companies                                            1.86
Target                                                      1.71
Altria Group                                                1.69
Schlumberger                                                1.57
Time Warner                                                 1.50
Vodafone                                                    1.38
Burlington Resources                                        1.30
Sanofi-Aventis                                              1.24


                                                                                            Shares           Market      Percent
                                                                                                              value       of net
Common stocks  - 90.21%                                                                                       (000)       assets

Information technology  - 20.34%
Microsoft Corp.                                                                         84,999,715     $  2,328,992        2.03%
Google Inc., Class A  (1)                                                                8,095,400        2,315,284         2.02
Texas Instruments Inc.                                                                  43,120,200        1,409,168         1.23
Corning Inc.  (1)                                                                       66,970,000        1,336,721         1.16
Taiwan Semiconductor Manufacturing Co. Ltd.                                            576,377,968          951,642
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)                                       24,675,200          203,077         1.01
Applied Materials, Inc.                                                                 58,665,000        1,074,156          .94
Maxim Integrated Products, Inc.                                                         17,640,000          752,346          .66
Cisco Systems, Inc.  (1)                                                                40,840,000          719,601          .63
Yahoo! Inc.  (1)                                                                        21,450,554          715,161          .62
First Data Corp.                                                                        16,540,000          687,237          .60
Analog Devices, Inc.                                                                    16,716,666          609,322          .53
Other securities                                                                                         10,223,338         8.91
                                                                                                         23,326,045        20.34

Energy  - 15.45%
Schlumberger Ltd.                                                                       20,863,300        1,799,042         1.57
Burlington Resources Inc.                                                               20,260,000        1,494,985         1.30
Canadian Natural Resources, Ltd.                                                        22,890,000        1,127,055          .98
Suncor Energy Inc.                                                                      18,351,847        1,087,202          .95
Devon Energy Corp.                                                                      17,680,000        1,074,414          .94
Halliburton Co.                                                                         12,905,000          799,723          .70
EOG Resources, Inc.                                                                     12,430,000          793,407          .69
Transocean Inc.  (1)                                                                    12,649,900          746,850          .65
Apache Corp.                                                                             9,395,060          672,874          .59
Petro-Canada                                                                            16,300,000          658,863          .57
Baker Hughes Inc.                                                                       10,270,000          603,362          .53
Other securities                                                                                          6,852,836         5.98
                                                                                                         17,710,613        15.45

Consumer discretionary  - 14.61%
Lowe's Companies, Inc.                                                                  33,160,400        2,132,545         1.86
Target Corp.                                                                            36,435,000        1,958,381         1.71
Time Warner Inc.                                                                        95,650,000        1,714,048         1.50
Best Buy Co., Inc.                                                                      23,663,400        1,127,798          .98
Carnival Corp., units                                                                   16,750,000          826,445          .72
News Corp. Inc., Class A                                                                45,936,216          744,626          .65
Clear Channel Communications, Inc.                                                      22,335,000          743,755          .65
Liberty Media Corp., Class A  (1)                                                       82,375,000          684,536          .60
Comcast Corp., Class A  (1)                                                             20,611,500          633,804          .55
Other securities                                                                                          6,181,229         5.39
                                                                                                         16,747,167        14.61

Health care  - 11.67%
Sanofi-Aventis                                                                          16,730,175        1,427,016         1.24
WellPoint, Inc.  (1)                                                                    15,470,000        1,148,648         1.00
Roche Holding AG                                                                         7,705,000        1,063,097          .93
Forest Laboratories, Inc.  (1)                                                          19,755,600          877,149          .77
Genentech, Inc.  (1)                                                                     9,230,500          867,113          .76
Guidant Corp.                                                                           11,325,000          799,998          .70
AstraZeneca PLC (Sweden)                                                                 7,468,000          342,161
AstraZeneca PLC (ADR)                                                                    6,072,000          280,041          .54
Other securities                                                                                          6,575,435         5.73
                                                                                                         13,380,658        11.67

Industrials  - 8.27%
General Electric Co.                                                                    34,710,000        1,166,603         1.02
Tyco International Ltd.                                                                 38,463,900        1,070,450          .93
United Parcel Service, Inc., Class B                                                    13,117,800          929,921          .81
Boeing Co.                                                                              12,400,000          831,048          .73
Illinois Tool Works Inc.                                                                 7,770,100          654,864          .57
Other securities                                                                                          4,827,447         4.21
                                                                                                          9,480,333         8.27

Financials  - 6.72%
Fannie Mae                                                                              21,623,200        1,103,648          .96
American International Group, Inc.                                                      18,475,200        1,093,732          .95
Freddie Mac                                                                             17,102,300        1,032,637          .90
Other securities                                                                                          4,480,098         3.91
                                                                                                          7,710,115         6.72

Consumer staples  - 5.00%
Altria Group, Inc.                                                                      27,436,700        1,939,775         1.69
Walgreen Co.                                                                            19,866,000          920,392          .80
Coca-Cola Co.                                                                           16,965,000          746,460          .65
Other securities                                                                                          2,131,971         1.86
                                                                                                          5,738,598         5.00

Telecommunication services  - 3.31%
Vodafone Group PLC (ADR)                                                                45,755,000        1,246,824
Vodafone Group PLC                                                                     120,765,000          330,383         1.38
Sprint Nextel Corp.                                                                     24,521,007          635,830          .55
Other securities                                                                                          1,584,242         1.38
                                                                                                          3,797,279         3.31

Materials  -  2.90%
                                                                                                          3,319,347         2.90

Utilities  -  0.17%
                                                                                                            193,100          .17

Miscellaneous  -  1.77%
Other common stocks in initial period of acquisition                                                      2,032,268         1.77
Total common stocks (cost: $79,765,812,000)                                                             103,435,523        90.21





Preferred stocks  - 0.00%

Total preferred stocks (cost: $21,000,000)                                                                      550          .00



Convertible securities  - 0.00%

Total convertible securities (cost: $255,000)                                                                    95          .00



Bonds & notes  - 0.25%

Total bonds & notes (cost: $254,565,000)                                                                    281,023          .25



                                                                                         Principal
                                                                                            amount
Short-term securities  - 9.58%                                                               (000)


U.S. Treasury Bills 2.901%-3.375% due 9/1-11/3/2005                                   $  1,437,400        1,433,136         1.25
Federal Home Loan Bank 3.195%-3.67% due 9/2-11/30/2005                                   1,333,585        1,329,258         1.16
Freddie Mac 3.24%-3.63% due 9/6-11/15/2005                                               1,119,454        1,115,020          .97
General Electric Capital Corp 3.44%-3.64% due 10/3-11/1/2005                               161,400          160,650
General Electric Capital Services, Inc. 3.39%-3.53% due 9/16-10/13/2005                    125,000          124,623          .25
International Lease Finance Corp. 3.42%-3.58% due 9/23-10/21/2005                          105,000          104,633
AIG Funding, Inc. 3.40% due  9/16/2005                                                      50,000           49,928
American General Finance Corp. 3.36%-3.60%  due 9/1-10/19/2005                              50,000           49,880          .18
Fannie Mae 3.28%-3.585% due 9/21-11/2/2005                                                 150,400          149,816          .13
Other securities                                                                                          6,465,323         5.64
Total short-term securities (cost: $10,982,548,000)                                                      10,982,267         9.58


Total investment securities (cost: $91,024,180,000)                                                     114,699,458       100.04
Other assets less liabilities                                                                               (44,257)        (.04)

Net assets                                                                                             $114,655,201      100.00%

"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.



Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. The market value of the affiliated companies which are not among the fund's largest holdings is included in "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2005, appear below.


Company                                                                          Beginning shares         Purchases          Sales
                                                                              or principal amount


Burlington Resources Inc.                                                              19,760,000           500,000              -
Forest Laboratories, Inc. (1)                                                          20,311,800         1,500,000      2,056,200
EOG Resources, Inc.                                                                     6,200,000         6,230,000              -
Maxim Integrated Products, Inc.                                                        16,590,000         1,050,000              -
Qwest Communications International Inc. (1)                                                     -       117,900,000              -
Qwest Capital Funding, Inc. 7.75% 2031                                                          -      $ 53,800,000              -
U S WEST Capital Funding, Inc. 6.875% 2028                                                      -      $ 36,000,000              -
Qwest Capital Funding, Inc. 7.625% 2021                                                         -      $ 25,000,000              -
U S WEST Capital Funding, Inc. 6.50% 2018                                                       -      $ 25,250,000              -
BJ Services Co.                                                                         3,000,000         5,975,000              -
Noble Corp.                                                                             6,675,000           910,000              -
Xilinx, Inc.                                                                           14,800,000         4,050,000              -
KLA-Tencor Corp.                                                                        6,475,000         3,900,000              -
Express Scripts, Inc. (1)                                                               4,710,000         4,554,600        264,600
Limited Brands, Inc.                                                                   20,700,000                 -              -
Altera Corp. (1)                                                                       15,700,000         4,700,000              -
Freeport-McMoRan Copper & Gold Inc., Class B                                            8,011,100         1,584,900              -
Microchip Technology Inc.                                                              10,225,000         2,530,000              -
CONSOL Energy Inc. (2)                                                                  3,700,000                 -              -
CONSOL Energy Inc.                                                                        800,000           928,200              -
Teradyne, Inc. (1)                                                                      6,250,000         6,475,000              -
Ceridian Corp. (1)                                                                      7,240,900         1,979,000              -
Brinker International, Inc. (1)                                                         3,000,000         2,000,000              -
American Pharmaceutical Partners, Inc. (1)                                              3,800,000                 -              -
Sabre Holdings Corp., Class A                                                           7,062,811                 -              -
Harrah's Entertainment, Inc.  (3)                                                       4,650,000         3,669,036              -
ENSCO International Inc.  (3)                                                           8,235,000                 -      3,617,550
USX-U.S. Steel Group   (3)                                                                      -         7,375,000      4,354,000
Advanced Micro Devices, Inc.  (1) (3)                                                  12,000,000         7,800,000              -
Big Lots, Inc   (1) (3)                                                                 7,000,000                 -      4,000,000
Broadview Networks Holdings Inc., Series E, convertible preferred  (1) (3)              1,588,972                 -      1,588,972
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012 (1) (3)                634,116                 -        634,116
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012  (1) (3)                96,812                 -         96,812
Broadview Networks Holdings, Inc., Class A  (1) (2) (3) (4)                                     -            31,812              -
Broadview Networks Holdings, Inc., Series B  (1) (2) (3) (4)                                    -             1,272              -
Pogo Producing Co.  (3)                                                                 3,644,400                 -      3,644,400
Rowan Companies, Inc.  (3)                                                              6,450,000                 -      3,475,000
SINA Corp.  (1) (3)                                                                     2,552,000                 -      2,552,000



                                                                                                                       Market value
                                                                                                         Dividend or  of affiliates
Company                                                                           Ending shares or          interest     at 8/31/05
                                                                                  principal amount      income (000)          (000)


Burlington Resources Inc.                                                               20,260,000           $ 6,761    $ 1,494,985
Forest Laboratories, Inc. (1)                                                           19,755,600                 -        877,149
EOG Resources, Inc.                                                                     12,430,000             1,739        793,407
Maxim Integrated Products, Inc.                                                         17,640,000             6,846        752,346
Qwest Communications International Inc. (1)                                            117,900,000                 -        459,810
Qwest Capital Funding, Inc. 7.75% 2031                                                $ 53,800,000             3,565         47,075
U S WEST Capital Funding, Inc. 6.875% 2028                                            $ 36,000,000             2,258         30,060
Qwest Capital Funding, Inc. 7.625% 2021                                               $ 25,000,000             1,663         22,250
U S WEST Capital Funding, Inc. 6.50% 2018                                             $ 25,250,000             1,633         21,463
BJ Services Co.                                                                          8,975,000             2,343        566,143
Noble Corp.                                                                              7,585,000               400        540,810
Xilinx, Inc.                                                                            18,850,000             4,280        529,496
KLA-Tencor Corp.                                                                        10,375,000             2,442        526,635
Express Scripts, Inc. (1)                                                                9,000,000                 -        520,740
Limited Brands, Inc.                                                                    20,700,000            39,744        454,986
Altera Corp. (1)                                                                        20,400,000                 -        446,148
Freeport-McMoRan Copper & Gold Inc., Class B                                             9,596,000            16,374        404,663
Microchip Technology Inc.                                                               12,755,000             4,283        396,936
CONSOL Energy Inc. (2)                                                                   3,700,000             2,072        257,890
CONSOL Energy Inc.                                                                       1,728,200               578        120,456
Teradyne, Inc. (1)                                                                      12,725,000                 -        213,780
Ceridian Corp. (1)                                                                       9,219,900                 -        187,164
Brinker International, Inc. (1)                                                          5,000,000                 -        185,750
American Pharmaceutical Partners, Inc. (1)                                               3,800,000                 -        174,724
Sabre Holdings Corp., Class A                                                            7,062,811             2,437        135,465
Harrah's Entertainment, Inc.  (3)                                                        8,319,036             8,558              -
ENSCO International Inc.  (3)                                                            4,617,450               618              -
USX-U.S. Steel Group   (3)                                                               3,021,000             1,612              -
Advanced Micro Devices, Inc.  (1) (3)                                                   19,800,000                 -              -
Big Lots, Inc   (1) (3)                                                                  3,000,000                 -              -
Broadview Networks Holdings Inc., Series E, convertible preferred  (1) (3)                       -                 -              -
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012 (1) (3)                       -                 -              -
Broadview Networks Holdings, Inc., Series E, warrants, expire 2012  (1) (3)                      -                 -              -
Broadview Networks Holdings, Inc., Class A  (1) (2) (3) (4)                                 31,812                 -              -
Broadview Networks Holdings, Inc., Series B  (1) (2) (3) (4)                                 1,272                 -              -
Pogo Producing Co.  (3)                                                                          -               502              -
Rowan Companies, Inc.  (3)                                                               2,975,000             2,654              -
SINA Corp.  (1) (3)                                                                              -                 -              -

                                                                                                           $ 113,362   $ 10,160,331


(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $3,704,926,000, which represented 3.23% of the net assets of the fund.
(3) Unaffiliated issuer at 8/31/2005
(4) Valued under fair value procedures adopted by authority of the Board of Directors.

ADR = American Depositary Receipts


See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2005                            (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $84,162,814)                                         $104,539,127
  Affiliated issuers (cost: $6,861,366)                                              10,160,331                     $114,699,458
 Cash denominated in non-U.S. currencies
  (cost: $10,782)                                                                                                         10,566
 Cash                                                                                                                        124
 Receivables for:
  Sales of investments                                                                  243,490
  Sales of fund's shares                                                                216,217
  Dividends and interest                                                                108,300
  Other                                                                                   3,369                          571,376
                                                                                                                     115,281,524
Liabilities:
 Payables for:
  Purchases of investments                                                              351,470
  Repurchases of fund's shares                                                          157,260
  Investment advisory services                                                           24,302
  Services provided by affiliates                                                        82,305
  Deferred Directors'  compensation                                                       1,853
  Other fees and expenses                                                                 9,133                          626,323
Net assets at August 31, 2005                                                                                       $114,655,201

Net assets consist of:
 Capital paid in on shares of capital stock                                                                          $89,963,596
 Undistributed net investment income                                                                                     383,091
 Undistributed net realized gain                                                                                         640,797
 Net unrealized appreciation                                                                                          23,667,717
Net assets at August 31, 2005                                                                                       $114,655,201

Total authorized capital stock - 5,500,000 shares, $.001 par value (3,908,881 total shares outstanding)

                                                         Net assets          Shares outstanding        Net asset value per share
                                                                                                                             (1)
Class A                                                 $67,792,765                   2,297,028                           $29.51
Class B                                                   6,098,096                     213,609                            28.55
Class C                                                   7,054,138                     247,782                            28.47
Class F                                                  12,122,385                     412,803                            29.37
Class 529-A                                               1,386,413                      47,133                            29.42
Class 529-B                                                 334,422                      11,647                            28.71
Class 529-C                                                 447,032                      15,563                            28.72
Class 529-E                                                  75,625                       2,588                            29.23
Class 529-F                                                  29,952                       1,019                            29.38
Class R-1                                                   122,134                       4,229                            28.88
Class R-2                                                 1,566,860                      54,285                            28.86
Class R-3                                                 6,388,908                     219,149                            29.15
Class R-4                                                 8,032,096                     273,644                            29.35
Class R-5                                                 3,204,375                     108,402                            29.56

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $31.31 and $31.21, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2005                      (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $29,201; also includes
            $104,244 from affiliates)                                                        $1,104,697
  Interest (net of non-U.S. withholding
            tax of $1; also includes
            $9,118 from affiliates)                                                             264,788              $1,369,485

 Fees and expenses: (1)
  Investment advisory services                                                                  276,238
  Distribution services                                                                         344,109
  Transfer agent services                                                                        75,687
  Administrative services                                                                        53,867
  Reports to shareholders                                                                         2,051
  Registration statement and prospectus                                                           3,839
  Postage, stationery and supplies                                                                9,044
  Directors' compensation                                                                           617
  Auditing and legal                                                                                199
  Custodian                                                                                       6,629
  State and local taxes                                                                               1
  Other                                                                                             271
  Total fees and expenses before reimbursements/waivers                                         772,552
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                                   20,117
  Administrative services                                                                           534
  Total fees and expenses after reimbursements/waivers                                                                  751,901
 Net investment income                                                                                                  617,584

Net realized gain and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments including $6,372 net gain from affiliates                                       1,059,576
  Non-U.S. currency transactions                                                                 (4,872)              1,054,704
 Net unrealized appreciation on:
  Investments                                                                                16,659,996
  Non-U.S. currency translations                                                                     99              16,660,095
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                             17,714,799
Net increase in net assets resulting
 from operations                                                                                                    $18,332,383

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements




Statements of changes in net assets                      (dollars in thousands)

                                                                                                      Year ended August 31
                                                                                                   2005                    2004
Operations:
 Net investment income                                                                         $617,584                 $57,036
 Net realized gain on investments and
  non-U.S. currency transactions                                                              1,054,704               1,517,009
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                          16,660,095               2,933,858
  Net increase in net assets
   resulting from operations                                                                 18,332,383               4,507,903


Dividends paid to shareholders
 from net investment income                                                                    (281,650)                (20,306)

Capital share transactions                                                                   17,405,596              21,009,117

Total increase in net assets                                                                 35,456,329              25,496,714

Net assets:
 Beginning of year                                                                           79,198,872              53,702,158
 End of year (including undistributed
  net investment income: $383,091 and $52,263, respectively)                               $114,655,201             $79,198,872

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

--------
CollegeAmerica is a registered trademark of the Virginia College Savings
Plan.(SM)


SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended August 31, 2005, there were no non-U.S. withholding taxes paid on realized gains. As of August 31, 2005, non-U.S. taxes provided on unrealized gains were $7,298,000.


3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of August 31, 2005, the cost of investment securities for federal income tax purposes was $91,038,039,000.

During the year ended August 31, 2005, the fund reclassified $4,872,000 from undistributed net investment income to undistributed net realized gains and $234,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains                                              $387,628
Loss deferrals related to non-U.S. currency that were realized during the period
   November 1, 2004 through August 31, 2005                                                                    (2,683)
Undistributed long-term capital gains                                                                         654,656
Gross unrealized appreciation on investment securities                                                     26,048,163
Gross unrealized depreciation on investment securities                                                     (2,386,744)
Net unrealized appreciation on investment securities                                                       23,661,419

At the beginning of the period, the fund had a capital loss carryforward of $405,043,000 expiring in 2011. The capital loss carryforward was utilized to offset capital gains realized during the current year. During the year ended August 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,059,699,000.

Ordinary income distributions paid to shareholders from net investment income and non-U.S. currency gains were as follows (dollars in thousands):

Share class                                         Year ended   August 31, 2005             Year ended   August 31, 2004
Class A                                                                $ 196,961                                 $ 11,834
Class B                                                                        -                                        -
Class C                                                                        -                                        -
Class F                                                                   33,311                                    4,078
Class 529-A                                                                3,701                                      640
Class 529-B                                                                    -                                        -
Class 529-C                                                                    -                                        -
Class 529-E                                                                   20                                        -
Class 529-F                                                                   69                                        9
Class R-1                                                                      -                                        -
Class R-2                                                                      -                                        -
Class R-3                                                                  9,434                                    1,019
Class R-4                                                                 24,656                                    1,782
Class R-5                                                                 13,498                                      944
Total                                                                  $ 281,650                                 $ 20,306

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.50% on the first $1 billion of daily net assets and decreasing to 0.260% on such assets in excess of $89 billion. The Board of Directors approved an amended agreement effective, September 1, 2005, continuing the series of rates to include additional annual rates of 0.255% on daily net assets in excess of $102.5 billion but not exceeding $116 billion; 0.250% on such assets in excess of $116 billion but not exceeding $130 billion; and 0.245% on such assets in excess of $130 billion. During the year ended August 31, 2005, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. CRMC is also currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended August 31, 2005, total investment advisory services fees waived by CRMC were $20,117,000. As a result, the fee shown on the accompanying financial statements of $276,238,000, which was equivalent to an annualized rate of 0.285%, was reduced to $256,121,000, or 0.264% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of
          Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2005, unreimbursed expenses subject to reimbursement totaled $13,851,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2005, the total administrative services fees paid by CRMC were $534,000 for class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described on the previous page for the year ended August 31, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A        $150,085          $69,362        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B         54,762            6,325         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          58,814         Included            $8,871             $1,482           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F         23,890          Included            13,135              1,042           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A        1,845          Included            1,505                186               $ 1,094
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B        2,777          Included             384                 126                 278
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        3,569          Included             493                 135                 358
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         299           Included              82                 10                   60
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F         36            Included              32                  4                   23
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          879           Included             133                 36             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         9,175          Included            1,834               3,801           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3        23,709          Included            7,055                719            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         14,269         Included            8,652                117            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included            2,181                 39            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $344,109          $75,687           $44,357             $7,697               $1,813
         --------------------------------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation of $617,000, shown on the accompanying financial statements, includes $344,000 in current fees (either paid in cash or deferred) and a net increase of $273,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                                   Sales(1)                 dividends and distributions
                                                                        Amount         Shares               Amount       Shares
Year ended August 31, 2005
Class A                                                           $ 11,936,861        441,726            $ 188,689        7,094
Class B                                                                792,730         30,457                    -            -
Class C                                                              1,888,048         72,219                    -            -
Class F                                                              4,413,012        163,978               28,586        1,080
Class 529-A                                                            411,150         15,278                3,701          139
Class 529-B                                                             73,941          2,818                    -            -
Class 529-C                                                            129,269          4,900                    -            -
Class 529-E                                                             22,803            854                   20            1
Class 529-F                                                             11,393            427                   69            2
Class R-1                                                               77,632          2,932                    -            -
Class R-2                                                              766,575         28,964                    -            -
Class R-3                                                            3,313,918        124,192                9,421          358
Class R-4                                                            4,688,956        175,888               24,612          930
Class R-5                                                            2,033,183         75,500               13,271          499
Total net increase
   (decrease)                                                     $ 30,559,471      1,140,133            $ 268,369       10,103

Year ended August 31, 2004
Class A                                                           $ 13,997,627        571,535             $ 11,368          479
Class B                                                              1,361,390         57,197                    -            -
Class C                                                              2,272,540         95,568                    -            -
Class F                                                              4,026,826        165,027                3,553          150
Class 529-A                                                            396,211         16,197                  640           27
Class 529-B                                                             94,663          3,934                    -            -
Class 529-C                                                            135,685          5,626                    -            -
Class 529-E                                                             21,280            876                    -            -
Class 529-F                                                             10,194            420                    9           -*
Class R-1                                                               45,559          1,891                    -            -
Class R-2                                                              652,292         26,868                    -            -
Class R-3                                                            2,767,267        113,203                1,018           43
Class R-4                                                            3,346,408        136,236                1,779           75
Class R-5                                                            1,025,373         41,161                  907           38
Total net increase
   (decrease)                                                     $ 30,153,315      1,235,739             $ 19,274          812



Share class                                                                Repurchases(1)                       Net increase
                                                                       Amount          Shares               Amount       Shares
Year ended August 31, 2005
Class A                                                          $ (8,043,207)       (297,741)         $ 4,082,343      151,079
Class B                                                              (487,396)        (18,609)             305,334       11,848
Class C                                                              (726,215)        (27,757)           1,161,833       44,462
Class F                                                            (1,339,348)        (49,720)           3,102,250      115,338
Class 529-A                                                           (46,982)         (1,733)             367,869       13,684
Class 529-B                                                            (8,482)           (320)              65,459        2,498
Class 529-C                                                           (19,885)           (747)             109,384        4,153
Class 529-E                                                            (2,601)            (97)              20,222          758
Class 529-F                                                            (1,256)            (46)              10,206          383
Class R-1                                                             (28,663)         (1,077)              48,969        1,855
Class R-2                                                            (277,631)        (10,385)             488,944       18,579
Class R-3                                                            (952,949)        (35,566)           2,370,390       88,984
Class R-4                                                          (1,063,809)        (39,544)           3,649,759      137,274
Class R-5                                                            (423,820)        (15,721)           1,622,634       60,278
Total net increase
   (decrease)                                                   $ (13,422,244)       (499,063)        $ 17,405,596      651,173

Year ended August 31, 2004
Class A                                                          $ (6,407,752)       (261,061)         $ 7,601,243      310,953
Class B                                                              (337,205)        (14,098)           1,024,185       43,099
Class C                                                              (430,258)        (18,004)           1,842,282       77,564
Class F                                                              (824,402)        (33,759)           3,205,977      131,418
Class 529-A                                                           (23,708)           (964)             373,143       15,260
Class 529-B                                                            (4,482)           (185)              90,181        3,749
Class 529-C                                                            (8,634)           (359)             127,051        5,267
Class 529-E                                                            (1,490)            (62)              19,790          814
Class 529-F                                                              (487)            (20)               9,716          400
Class R-1                                                             (13,212)           (547)              32,347        1,344
Class R-2                                                            (118,354)         (4,877)             533,938       21,991
Class R-3                                                            (399,246)        (16,323)           2,369,039       96,923
Class R-4                                                            (439,571)        (17,816)           2,908,616      118,495
Class R-5                                                            (154,671)         (6,245)             871,609       34,954
Total net increase
   (decrease)                                                    $ (9,163,472)       (374,320)        $ 21,009,117      862,231

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $32,791,075,000 and $17,763,268,000, respectively, during the year ended August 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2005, the custodian fee of $6,629,000, shown on the accompanying financial statements, includes $96,000 that was offset by this reduction, rather than paid in cash.




Financial highlights (1)

                                                                                       Income (loss) from investment operations(2)
                                                                                                               Net
                                                                    Net asset                        gains (losses)
                                                                       value,            Net         on securities      Total from
                                                                    beginning     investment        (both realized      investment
                                                                    of period   income (loss)       and unrealized)     operations
Class A:
 Year ended 8/31/2005                                                  $24.43           $.21                 $4.96           $5.17
 Year ended 8/31/2004                                                   22.49            .05                  1.90            1.95
 Year ended 8/31/2003                                                   18.57            .06                  3.88            3.94
 Year ended 8/31/2002                                                   23.20            .04                 (4.62)          (4.58)
 Year ended 8/31/2001                                                   35.91            .15                 (8.62)          (8.47)
Class B:
 Year ended 8/31/2005                                                   23.73              -                  4.82            4.82
 Year ended 8/31/2004                                                   22.00           (.13)                 1.86            1.73
 Year ended 8/31/2003                                                   18.28           (.09)                 3.81            3.72
 Year ended 8/31/2002                                                   22.98           (.13)                (4.57)          (4.70)
 Year ended 8/31/2001                                                   35.79           (.07)                (8.56)          (8.63)
Class C:
 Year ended 8/31/2005                                                   23.68           (.01)                 4.80            4.79
 Year ended 8/31/2004                                                   21.96           (.14)                 1.86            1.72
 Year ended 8/31/2003                                                   18.26           (.10)                 3.80            3.70
 Year ended 8/31/2002                                                   22.95           (.13)                (4.56)          (4.69)
 Period from 3/15/2001 to 8/31/2001                                     23.78           (.08)                 (.75)           (.83)
Class F:
 Year ended 8/31/2005                                                   24.33            .20                  4.94            5.14
 Year ended 8/31/2004                                                   22.41            .04                  1.90            1.94
 Year ended 8/31/2003                                                   18.53            .05                  3.87            3.92
 Year ended 8/31/2002                                                   23.19            .03                 (4.61)          (4.58)
 Period from 3/15/2001 to 8/31/2001                                     23.92            .02                  (.75)           (.73)
Class 529-A:
 Year ended 8/31/2005                                                   24.38            .19                  4.95            5.14
 Year ended 8/31/2004                                                   22.47            .04                  1.90            1.94
 Year ended 8/31/2003                                                   18.56            .07                  3.88            3.95
 Period from 2/15/2002 to 8/31/2002                                     22.62            .01                 (4.07)          (4.06)
Class 529-B:
 Year ended 8/31/2005                                                   23.91           (.04)                 4.84            4.80
 Year ended 8/31/2004                                                   22.20           (.18)                 1.89            1.71
 Year ended 8/31/2003                                                   18.48           (.12)                 3.84            3.72
 Period from 2/15/2002 to 8/31/2002                                     22.62           (.08)                (4.06)          (4.14)
Class 529-C:
 Year ended 8/31/2005                                                   23.91           (.04)                 4.85            4.81
 Year ended 8/31/2004                                                   22.21           (.17)                 1.87            1.70
 Year ended 8/31/2003                                                   18.48           (.12)                 3.85            3.73
 Period from 2/15/2002 to 8/31/2002                                     22.62           (.08)                (4.06)          (4.14)
Class 529-E:
 Year ended 8/31/2005                                                   24.22            .10                  4.92            5.02
 Year ended 8/31/2004                                                   22.37           (.05)                 1.90            1.85
 Year ended 8/31/2003                                                   18.55           (.02)                 3.87            3.85
 Period from 3/1/2002 to 8/31/2002                                      22.95           (.02)                (4.38)          (4.40)
Class 529-F:
 Year ended 8/31/2005                                                   24.34            .19                  4.94            5.13
 Year ended 8/31/2004                                                   22.45            .02                  1.89            1.91
 Period from 9/16/2002 to 8/31/2003                                     18.39            .03                  4.06            4.09




Financial highlights (1)                                           (continued)

                                                                                       Income (loss) from investment operations(2)
                                                                                                               Net
                                                                    Net asset                         gains(losses)
                                                                       value,            Net         on securities      Total from
                                                                    beginning     investment        (both realized      investment
                                                                    of period   (loss) income      and unrealized)     operations
Class R-1:
 Year ended 8/31/2005                                                  $24.02          $(.01)                $4.87           $4.86
 Year ended 8/31/2004                                                   22.28           (.15)                 1.89            1.74
 Year ended 8/31/2003                                                   18.53           (.11)                 3.87            3.76
 Period from 6/6/2002 to 8/31/2002                                      21.08           (.03)                (2.52)          (2.55)
Class R-2:
 Year ended 8/31/2005                                                   24.01           (.01)                 4.86            4.85
 Year ended 8/31/2004                                                   22.26           (.14)                 1.89            1.75
 Year ended 8/31/2003                                                   18.53           (.10)                 3.86            3.76
 Period from 5/21/2002 to 8/31/2002                                     22.11           (.03)                (3.55)          (3.58)
Class R-3:
 Year ended 8/31/2005                                                   24.18            .12                  4.91            5.03
 Year ended 8/31/2004                                                   22.35           (.03)                 1.88            1.85
 Year ended 8/31/2003                                                   18.55           (.02)                 3.86            3.84
 Period from 5/21/2002 to 8/31/2002                                     22.11           (.01)                (3.55)          (3.56)
Class R-4:
 Year ended 8/31/2005                                                   24.35            .19                  4.94            5.13
 Year ended 8/31/2004                                                   22.44            .05                  1.90            1.95
 Year ended 8/31/2003                                                   18.57            .05                  3.87            3.92
 Period from 5/28/2002 to 8/31/2002                                     22.01            .01                 (3.45)          (3.44)
Class R-5:
 Year ended 8/31/2005                                                   24.50            .28                  4.97            5.25
 Year ended 8/31/2004                                                   22.52            .12                  1.91            2.03
 Year ended 8/31/2003                                                   18.58            .11                  3.89            4.00
 Period from 5/15/2002 to 8/31/2002                                     22.40            .03                 (3.85)          (3.82)




Financial highlights (1)

                                                                               Dividends and distributions

                                                                     Dividends
                                                                     (from net   Distributions               Total       Net asset
                                                                    investment   (from capital       dividends and      value, end
                                                                       income)          gains)       distributions       of period
Class A:
 Year ended 8/31/2005                                                   $(.09)            $ -               $(.09)          $29.51
 Year ended 8/31/2004                                                    (.01)              -                (.01)           24.43
 Year ended 8/31/2003                                                    (.02)              -                (.02)           22.49
 Year ended 8/31/2002                                                    (.05)              -                (.05)           18.57
 Year ended 8/31/2001                                                    (.15)          (4.09)              (4.24)           23.20
Class B:
 Year ended 8/31/2005                                                       -               -                   -            28.55
 Year ended 8/31/2004                                                       -               -                   -            23.73
 Year ended 8/31/2003                                                       -               -                   -            22.00
 Year ended 8/31/2002                                                       -               -                   -            18.28
 Year ended 8/31/2001                                                    (.09)          (4.09)              (4.18)           22.98
Class C:
 Year ended 8/31/2005                                                       -               -                   -            28.47
 Year ended 8/31/2004                                                       -               -                   -            23.68
 Year ended 8/31/2003                                                       -               -                   -            21.96
 Year ended 8/31/2002                                                       -               -                   -            18.26
 Period from 3/15/2001 to 8/31/2001                                         -               -                   -            22.95
Class F:
 Year ended 8/31/2005                                                    (.10)              -                (.10)           29.37
 Year ended 8/31/2004                                                    (.02)              -                (.02)           24.33
 Year ended 8/31/2003                                                    (.04)              -                (.04)           22.41
 Year ended 8/31/2002                                                    (.08)              -                (.08)           18.53
 Period from 3/15/2001 to 8/31/2001                                         -               -                   -            23.19
Class 529-A:
 Year ended 8/31/2005                                                    (.10)              -                (.10)           29.42
 Year ended 8/31/2004                                                    (.03)              -                (.03)           24.38
 Year ended 8/31/2003                                                    (.04)              -                (.04)           22.47
 Period from 2/15/2002 to 8/31/2002                                         -               -                   -            18.56
Class 529-B:
 Year ended 8/31/2005                                                       -               -                   -            28.71
 Year ended 8/31/2004                                                       -               -                   -            23.91
 Year ended 8/31/2003                                                       -               -                   -            22.20
 Period from 2/15/2002 to 8/31/2002                                         -               -                   -            18.48
Class 529-C:
 Year ended 8/31/2005                                                       -               -                   -            28.72
 Year ended 8/31/2004                                                       -               -                   -            23.91
 Year ended 8/31/2003                                                       -               -                   -            22.21
 Period from 2/15/2002 to 8/31/2002                                         -               -                   -            18.48
Class 529-E:
 Year ended 8/31/2005                                                    (.01)              -                (.01)           29.23
 Year ended 8/31/2004                                                       -               -                   -            24.22
 Year ended 8/31/2003                                                    (.03)              -                (.03)           22.37
 Period from 3/1/2002 to 8/31/2002                                          -               -                   -            18.55
Class 529-F:
 Year ended 8/31/2005                                                    (.09)              -                (.09)           29.38
 Year ended 8/31/2004                                                    (.02)              -                (.02)           24.34
 Period from 9/16/2002 to 8/31/2003                                      (.03)              -                (.03)           22.45




Financial highlights (1)                                            (continued)

                                                                              Dividends and distributions

                                                                     Dividends
                                                                     (from net   Distributions               Total       Net asset
                                                                    investment   (from capital       dividends and      value, end
                                                                       income)          gains)       distributions       of period
Class R-1:
 Year ended 8/31/2005                                                     $ -             $ -                 $ -           $28.88
 Year ended 8/31/2004                                                       -               -                   -            24.02
 Year ended 8/31/2003                                                    (.01)              -                (.01)           22.28
 Period from 6/6/2002 to 8/31/2002                                          -               -                   -            18.53
Class R-2:
 Year ended 8/31/2005                                                       -               -                   -            28.86
 Year ended 8/31/2004                                                       -               -                   -            24.01
 Year ended 8/31/2003                                                    (.03)              -                (.03)           22.26
 Period from 5/21/2002 to 8/31/2002                                         -               -                   -            18.53
Class R-3:
 Year ended 8/31/2005                                                    (.06)              -                (.06)           29.15
 Year ended 8/31/2004                                                    (.02)              -                (.02)           24.18
 Year ended 8/31/2003                                                    (.04)              -                (.04)           22.35
 Period from 5/21/2002 to 8/31/2002                                         -               -                   -            18.55
Class R-4:
 Year ended 8/31/2005                                                    (.13)              -                (.13)           29.35
 Year ended 8/31/2004                                                    (.04)              -                (.04)           24.35
 Year ended 8/31/2003                                                    (.05)              -                (.05)           22.44
 Period from 5/28/2002 to 8/31/2002                                         -               -                   -            18.57
Class R-5:
 Year ended 8/31/2005                                                    (.19)              -                (.19)           29.56
 Year ended 8/31/2004                                                    (.05)              -                (.05)           24.50
 Year ended 8/31/2003                                                    (.06)              -                (.06)           22.52
 Period from 5/15/2002 to 8/31/2002                                         -               -                   -            18.58




Financial highlights (1)

                                                                         Ratio of expenses    Ratio of expenses
                                                                            to average net       to average net   Ratio of net
                                                             Net assets,     assets before         assets after  income (loss)
                                                   Total   end of period   reimbursements/      reimbursements/     to average
                                               return (3)   (in millions)          waivers          waivers (4)     net assets
Class A:
 Year ended 8/31/2005                              21.20%        $67,793               .68%                 .66%          .76%
 Year ended 8/31/2004                               8.65          52,432               .70                  .70           .20
 Year ended 8/31/2003                              21.23          41,267               .76                  .76           .28
 Year ended 8/31/2002                             (19.80)         30,644               .75                  .75           .18
 Year ended 8/31/2001                             (25.28)         34,312               .71                  .71           .56
Class B:
 Year ended 8/31/2005                              20.31           6,098              1.43                 1.41           .01
 Year ended 8/31/2004                               7.86           4,788              1.44                 1.44          (.55)
 Year ended 8/31/2003                              20.35           3,490              1.53                 1.53          (.49)
 Year ended 8/31/2002                             (20.45)          2,170              1.52                 1.52          (.60)
 Year ended 8/31/2001                             (25.83)          1,437              1.48                 1.48          (.29)
Class C:
 Year ended 8/31/2005                              20.23           7,054              1.48                 1.46          (.05)
 Year ended 8/31/2004                               7.83           4,814              1.50                 1.50          (.60)
 Year ended 8/31/2003                              20.26           2,762              1.55                 1.55          (.52)
 Year ended 8/31/2002                             (20.44)          1,370              1.55                 1.55          (.63)
 Period from 3/15/2001 to 8/31/2001                (3.49)            385               .80                  .80          (.34)
Class F:
 Year ended 8/31/2005                              21.18          12,122               .70                  .68           .73
 Year ended 8/31/2004                               8.66           7,237               .72                  .72           .17
 Year ended 8/31/2003                              21.22           3,721               .75                  .75           .28
 Year ended 8/31/2002                             (19.83)          1,576               .77                  .77           .15
 Period from 3/15/2001 to 8/31/2001                (3.05)            350               .38                  .38           .08
Class 529-A:
 Year ended 8/31/2005                              21.13           1,386               .73                  .71           .69
 Year ended 8/31/2004                               8.63             815               .74                  .74           .16
 Year ended 8/31/2003                              21.35             409               .67                  .67           .36
 Period from 2/15/2002 to 8/31/2002               (17.95)            144               .86 (6)              .86 (6)       .07 (6)
Class 529-B:
 Year ended 8/31/2005                              20.08             335              1.59                 1.57          (.16)
 Year ended 8/31/2004                               7.70             219              1.62                 1.62          (.72)
 Year ended 8/31/2003                              20.13             120              1.66                 1.66          (.63)
 Period from 2/15/2002 to 8/31/2002               (18.30)             39              1.66 (6)             1.66 (6)      (.74)(6)
Class 529-C:
 Year ended 8/31/2005                              20.12             447              1.58                 1.56          (.15)
 Year ended 8/31/2004                               7.65             273              1.61                 1.61          (.71)
 Year ended 8/31/2003                              20.18             136              1.65                 1.65          (.61)
 Period from 2/15/2002 to 8/31/2002               (18.30)             45              1.64 (6)             1.64 (6)      (.72)(6)
Class 529-E:
 Year ended 8/31/2005                              20.73              76              1.06                 1.04           .36
 Year ended 8/31/2004                               8.27              44              1.09                 1.09          (.19)
 Year ended 8/31/2003                              20.78              23              1.11                 1.11          (.08)
 Period from 3/1/2002 to 8/31/2002                (19.17)              6               .56                  .56          (.10)
Class 529-F:
 Year ended 8/31/2005                              21.12              30               .72                  .70           .70
 Year ended 8/31/2004                               8.53              16               .84                  .84           .07
 Period from 9/16/2002 to 8/31/2003                22.27               5               .86 (6)              .86 (6)       .16 (6)




Financial highlights  (1)                                           (continued)


                                                                         Ratio of expenses    Ratio of expenses
                                                                            to average net       to average net    Ratio of net
                                                             Net assets,     assets before         assets after   (loss) income
                                                   Total   end of period   reimbursements/      reimbursements/      to average
                                                 return    (in millions)          waivers           waivers (4)      net assets
Class R-1:
 Year ended 8/31/2005                              20.23%           $122              1.47%                1.44%         (.05)%
 Year ended 8/31/2004                               7.81              57              1.51                 1.51          (.61)
 Year ended 8/31/2003                              20.29              23              1.59                 1.53          (.53)
 Period from 6/6/2002 to 8/31/2002                (12.10)              1               .46                  .36          (.16)
Class R-2:
 Year ended 8/31/2005                              20.20           1,567              1.51                 1.45          (.04)
 Year ended 8/31/2004                               7.86             857              1.60                 1.48          (.57)
 Year ended 8/31/2003                              20.29             305              1.82                 1.49          (.49)
 Period from 5/21/2002 to 8/31/2002               (16.19)              8               .49                  .42          (.17)
Class R-3:
 Year ended 8/31/2005                              20.83           6,389               .96                  .94           .46
 Year ended 8/31/2004                               8.28           3,148              1.05                 1.05          (.14)
 Year ended 8/31/2003                              20.75             743              1.11                 1.11          (.11)
 Period from 5/21/2002 to 8/31/2002               (16.10)             11               .33                  .31          (.06)
Class R-4:
 Year ended 8/31/2005                              21.15           8,032               .70                  .68           .72
 Year ended 8/31/2004                               8.70           3,320               .71                  .71           .20
 Year ended 8/31/2003                              21.19             401               .74                  .74           .26
 Period from 5/28/2002 to 8/31/2002               (15.63)              3               .25                  .20           .05
Class R-5:
 Year ended 8/31/2005                              21.52           3,204               .40                  .38          1.02
 Year ended 8/31/2004                               9.02           1,179               .41                  .41           .50
 Year ended 8/31/2003                              21.61             297               .43                  .43           .56
 Period from 5/15/2002 to 8/31/2002               (17.05)             95               .13                  .13           .14


                                                                                   Year ended August 31
                                                                        2005     2004       2003      2002      2001

Portfolio turnover rate for all classes of shares                        20%      19%        25%       30%       36%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 8/31/2005, CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc. (the "Fund"), including the summary investment portfolio, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Costa Mesa, California
October 4, 2005


TAX INFORMATION                                                      unaudited

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2005.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $612,977,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $38,997,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



EXPENSE EXAMPLE                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005, through August 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account        Ending account          Expenses paid       Annualized
                                                  value 3/1/2005       value 8/31/2005       during period(1)    expense ratio

Class A -- actual return                               $1,000.00             $1,082.13                  $3.36             .64%
Class A -- assumed 5% return                            1,000.00              1,021.98                   3.26             .64
Class B -- actual return                                1,000.00              1,078.16                   7.28            1.39
Class B -- assumed 5% return                            1,000.00              1,018.20                   7.07            1.39
Class C -- actual return                                1,000.00              1,077.99                   7.54            1.44
Class C -- assumed 5% return                            1,000.00              1,017.95                   7.32            1.44
Class F -- actual return                                1,000.00              1,082.17                   3.46             .66
Class F -- assumed 5% return                            1,000.00              1,021.88                   3.36             .66
Class 529-A -- actual return                            1,000.00              1,082.01                   3.73             .71
Class 529-A -- assumed 5% return                        1,000.00              1,021.63                   3.62             .71
Class 529-B -- actual return                            1,000.00              1,077.29                   8.12            1.55
Class 529-B -- assumed 5% return                        1,000.00              1,017.39                   7.88            1.55
Class 529-C -- actual return                            1,000.00              1,077.26                   8.06            1.54
Class 529-C -- assumed 5% return                        1,000.00              1,017.44                   7.83            1.54
Class 529-E -- actual return                            1,000.00              1,080.19                   5.35            1.02
Class 529-E -- assumed 5% return                        1,000.00              1,020.06                   5.19            1.02
Class 529-F -- actual return                            1,000.00              1,082.12                   3.20             .61
Class 529-F -- assumed 5% return                        1,000.00              1,022.13                   3.11             .61
Class R-1 -- actual return                              1,000.00              1,078.00                   7.39            1.41
Class R-1 -- assumed 5% return                          1,000.00              1,018.10                   7.17            1.41
Class R-2 -- actual return                              1,000.00              1,077.66                   7.54            1.44
Class R-2 -- assumed 5% return                          1,000.00              1,017.95                   7.32            1.44
Class R-3 -- actual return                              1,000.00              1,080.42                   4.82             .92
Class R-3 -- assumed 5% return                          1,000.00              1,020.57                   4.69             .92
Class R-4 -- actual return                              1,000.00              1,082.22                   3.52             .67
Class R-4 -- assumed 5% return                          1,000.00              1,021.83                   3.41             .67
Class R-5 -- actual return                              1,000.00              1,083.58                   1.94             .37
Class R-5 -- assumed 5% return                          1,000.00              1,023.34                   1.89             .37

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).



APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board members have approved the renewal of the fund's Investment Advisory and Service Agreement (the "agreement") with Capital Research and Management Company ("CRMC") for an additional one-year term through August 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund's Governance and Contracts Committee (the "committee"), which is comprised of all of the fund's independent Board members. The information, material facts and conclusions that formed the basis for the committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

Materials reviewed -- During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund's investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process -- The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES

CRMC, its personnel and its resources -- The Board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. They further considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services -- The Board and the committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT RESULTS

The Board and committee considered the investment results of the fund in light of its objective of providing growth of capital. They compared the fund's total returns with the total returns of the Lipper Multi-Cap Growth Index (the Lipper category that includes the fund), the Lipper Multi-Cap Core Index, the averages of the funds included in those Indexes each year, and the averages of a group of selected growth funds with assets over $1 billion. The Board and the committee noted that for the one-, five- and 10-year periods ended March 31, 2005, the fund's investment results were better than all of these measurements (except for the five-year comparison to the average of the funds in the Multi-Cap Core Index). The Board and the committee concluded that CRMC's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the committed compared the advisory fees of the fund (as a percentage of average net assets) with the median fee levels of all other funds (excluding index funds and funds of funds) in the Lipper Multi-Cap Growth Index and the Lipper Multi-Cap Core Index (the "Lipper Indexes"), and with the effective advisory fee rates at various asset levels of a number of the largest other funds in the Multi-Cap Core Index (the "selected large funds"). The Board and the committee observed that the fund's advisory fees were well below the median for all such other funds in the Lipper Indexes for the entire 10-year period ended August 31, 2004, and that its effective advisory fee rates were below those of all of the selected large funds at asset levels in excess of approximately $5 billion. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver implemented effective April 1, 2005. The Board and the committee concluded that the relatively low level of the advisory fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC's significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

In addition, the Board and the committee reviewed information regarding the total expenses of the fund (as a percentage of average net assets) and compared such amounts with the median expense levels of all other funds (excluding index funds and funds of funds) in the Lipper Indexes and the Lipper Growth Fund Index. The Board and the committee noted that the fund's total expenses were well below the median for all other funds in these Indexes for the entire 10-year period ended August 31, 2004.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the committee reviewed information regarding CRMC's costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC's investment professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC's willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund's advisory fee structure (including additional breakpoints for net assets of the fund in excess of $89 billion adopted in connection with the renewal of the agreement) provide for reductions in the level of fees charged by CRMC to the fund as fund assets increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund's cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the committee reviewed CRMC's portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.


BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                               ELECTED
                                             A DIRECTOR
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Joseph C. Berenato, 59                          2003          Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert J. Denison, 64                           2005          Chair, First Security Management (private investments)

Robert A. Fox, 68                               1970          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

Leonade D. Jones, 57                            1993          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

John G. McDonald, 68                            1976          Professor of Finance, Graduate School of Business, Stanford University

Gail L. Neale, 70                               1998          President, The Lovejoy Consulting Group, Inc. (a pro  bono consulting group advising nonprofit organizations)

Henry E. Riggs, 70                              1989          President Emeritus, Keck Graduate Institute of
Chairman of the Board                                         Applied Life Sciences
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 71                    1985          Private investor; corporate director; former Lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
                                            OVERSEEN BY
NAME AND AGE                                  DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Joseph C. Berenato, 59                            4           Ducommun Incorporated

Robert J. Denison, 64                             6           None

Robert A. Fox, 68                                 7           Crompton Corporation

Leonade D. Jones, 57                              6           None

John G. McDonald, 68                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

Gail L. Neale, 70                                 6           None

Henry E. Riggs, 70                                4           None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 71                      6           Crompton Corporation; First Energy Corporation


"INTERESTED" DIRECTORS(4)

                                             YEAR FIRST
                                             ELECTED A
                                            DIRECTOR OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                          THE FUND(1)       UNDERWRITER OF THE FUND

James F. Rothenberg, 59                         1997          President and Director, Capital Research and
Vice Chairman of the Board                                    Management Company; Director, American Funds Distributors, Inc.;(5)
                                                              Director, The Capital Group Companies, Inc.;(5) Director, Capital
                                                              Group Research, Inc.(5)

Donald D. O'Neal, 45                            1995          Senior Vice President, Capital Research and
President                                                     Management Company


"INTERESTED" DIRECTORS(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
NAME, AGE AND                               OVERSEEN BY
POSITION WITH FUND                            DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

James F. Rothenberg, 59                           2           None
Vice Chairman of the Board

Donald D. O'Neal, 45                              3           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.
(6) All of the officers listed, except Messrs. Beleson, Merritt and Vogt, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.


OTHER OFFICERS
                                             YEAR FIRST
                                               ELECTED        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                AN OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                        OF THE FUND(1)      THE PRINCIPAL UNDERWRITER OF THE FUND

Gordon Crawford, 58                             1992          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company


Paul G. Haaga, Jr., 56                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company;
                                                              Director, The Capital Group Companies, Inc.(5)

Bradley J. Vogt,(6) 40                          1999          President and Director, Capital Research
Senior Vice President                                         Company;(5) Director, American Funds Distributors, Inc.(5)

Richard M. Beleson,(6) 51                       1992          Director, Capital Research and Management
Vice President                                                Company; Senior Vice President,
                                                              Capital Research Company(5)

Michael T. Kerr, 46                             1998          Vice President, Capital Research and Management
Vice President                                                Company; Senior Vice President,
                                                              Capital Research Company(5)

Mark E. Merritt,(6) 36                          2004          Vice President, Capital Research Company(5)
Vice President

Patrick F. Quan, 47                           1986-1998       Vice President -- Fund Business Management
Secretary                                       2000          Group, Capital Research and Management Company


Sheryl F. Johnson, 37                           1998          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company


David A. Pritchett, 39                          1999          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. IF YOU RESIDE IN A STATE OTHER THAN VIRGINIA, THERE MAY BE AN IN-STATE PLAN THAT PROVIDES TAX AND OTHER BENEFITS NOT AVAILABLE THROUGH COLLEGEAMERICA. TALK TO YOUR TAX ADVISER. COLLEGEAMERICA IS DISTRIBUTED BY AMERICAN FUNDS DISTRIBUTORS AND SOLD THROUGH UNAFFILIATED INTERMEDIARIES.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2005, portfolio of The Growth Fund of America's investments is available free of charge on the SEC website or upon request by calling AFS.

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The Growth Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

CollegeAmerica is sponsored by
Virginia College Savings Plan(SM)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
>  The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-905-1005P

Litho in USA AGD/AL/8057-S4354

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Leonade D. Jones, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:
             a) Audit Fees:
                    2004             $57,000
                    2005             $67,000
             b) Audit- Related Fees:
                    2004             $8,000
                    2005             none
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on
                    Auditing   Standards   Number  70  issued  by  the  American
                    Institute of Certified Public Accountants.
             c) Tax Fees:
                    2004             $6,000
                    2005             $6,000

                    The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
             d) All Other Fees:
                    2004             none
                    2005             none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
             a) Not Applicable
             b) Audit- Related Fees:
                    2004             $259,000
                    2005             $428,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
             c) Tax Fees:
                    2004             none
                    2005             none
             d) All Other Fees:
                    2004             none
                    2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $779,000 for fiscal year 2004 and $1,178,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - American Funds(R)]

THE GROWTH FUND OF AMERICA(R)
Investment portfolio

August 31, 2005

                                                                                                                    Market value
COMMON STOCKS -- 90.21%                                                                                  Shares            (000)


INFORMATION TECHNOLOGY -- 20.34%
Microsoft Corp.                                                                                      84,999,715       $2,328,992
Google Inc., Class A(1)                                                                               8,095,400        2,315,284
Texas Instruments Inc.                                                                               43,120,200        1,409,168
Corning Inc.(1)                                                                                      66,970,000        1,336,721
Taiwan Semiconductor Manufacturing Co. Ltd.                                                         576,377,968          951,642
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)                                                    24,675,200          203,077
Applied Materials, Inc.                                                                              58,665,000        1,074,156
Maxim Integrated Products, Inc.(2)                                                                   17,640,000          752,346
Cisco Systems, Inc.(1)                                                                               40,840,000          719,601
Yahoo! Inc.(1)                                                                                       21,450,554          715,161
First Data Corp.                                                                                     16,540,000          687,237
Analog Devices, Inc.                                                                                 16,716,666          609,322
Samsung Electronics Co., Ltd.                                                                         1,133,800          593,065
Linear Technology Corp.                                                                              15,175,000          575,588
Xilinx, Inc.(2)                                                                                      18,850,000          529,496
KLA-Tencor Corp.(2)                                                                                  10,375,000          526,635
Altera Corp.(1,2)                                                                                    20,400,000          446,148
Advanced Micro Devices, Inc.(1)                                                                      19,800,000          411,246
Microchip Technology Inc.(2)                                                                         12,755,000          396,936
SOFTBANK CORP.                                                                                        7,220,000          366,090
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                                       10,300,000          359,470
Micron Technology, Inc.(1)                                                                           28,510,000          339,554
Automatic Data Processing, Inc.                                                                       7,500,000          320,625
Intuit Inc.(1)                                                                                        6,334,900          290,392
Sun Microsystems, Inc.(1)                                                                            71,546,700          271,877
International Business Machines Corp.                                                                 3,195,000          257,581
EMC Corp.(1)                                                                                         17,700,000          227,622
Oracle Corp.(1)                                                                                      17,475,000          226,651
Dell Inc.(1)                                                                                          6,210,000          221,076
Teradyne, Inc.(1,2)                                                                                  12,725,000          213,780
CDW Corp.                                                                                             3,500,000          206,780
Cadence Design Systems, Inc.(1)                                                                      12,400,000          198,524
Flextronics International Ltd.(1)                                                                    14,815,000          193,484
Ceridian Corp.(1,2)                                                                                   9,219,900          187,164
AU Optronics Corp.                                                                                  125,786,000          185,760
Murata Manufacturing Co., Ltd.                                                                        3,524,000          183,781
Rohm Co., Ltd.                                                                                        1,932,000          175,493
ASML Holding NV (New York registered)(1)                                                              9,625,000          162,662
Hirose Electric Co., Ltd.                                                                             1,289,100          146,806
Mediatek Incorporation                                                                               16,408,434          138,969
Hoya Corp.                                                                                            1,051,000          136,885
Sabre Holdings Corp., Class A(2)                                                                      7,062,811          135,465
Nortel Networks Corp.(1)                                                                             44,300,000          134,672
Fujitsu Ltd.                                                                                         22,260,000          131,983
Hewlett-Packard Co.                                                                                   4,638,500          128,765
Solectron Corp.(1)                                                                                   30,470,600          124,929
Hon Hai Precision Industry Co., Ltd.(1)                                                              22,884,974          118,252
Compuware Corp.(1)                                                                                   13,000,000          117,780
Intel Corp.                                                                                           4,000,000          102,880
VeriSign, Inc.(1)                                                                                     4,500,000           98,100
Lam Research Corp.(1)                                                                                 3,000,000           95,100
Freescale Semiconductor, Inc., Class A(1)                                                             3,500,000           83,580
Freescale Semiconductor, Inc., Class B(1)                                                               140,944            3,394
Lucent Technologies Inc.(1)                                                                          27,500,000           84,700
Paychex, Inc.                                                                                         2,273,019           77,578
National Instruments Corp.                                                                            2,250,000           63,877
Jabil Circuit, Inc.(1)                                                                                1,640,000           48,282
Alcatel (ADR)(1)                                                                                      4,000,000           46,680
Agere Systems Inc., Class A(1)                                                                        3,682,124           41,682
QUALCOMM Inc.(1)                                                                                      1,000,000           39,710
Motorola, Inc.                                                                                        1,276,500           27,930
Sanmina-SCI Corp.(1)                                                                                  4,570,000           23,170
Cypress Semiconductor Corp.(1)                                                                          300,000            4,689
                                                                                                                      23,326,045

ENERGY -- 15.45%
Schlumberger Ltd.                                                                                    20,863,300        1,799,042
Burlington Resources Inc.(2)                                                                         20,260,000        1,494,985
Canadian Natural Resources, Ltd.                                                                     22,890,000        1,127,055
Suncor Energy Inc.                                                                                   18,351,847        1,087,202
Devon Energy Corp.                                                                                   17,680,000        1,074,414
Halliburton Co.                                                                                      12,905,000          799,723
EOG Resources, Inc.(2)                                                                               12,430,000          793,407
Transocean Inc.(1)                                                                                   12,649,900          746,850
Apache Corp.                                                                                          9,395,060          672,874
Petro-Canada                                                                                         16,300,000          658,863
Baker Hughes Inc.                                                                                    10,270,000          603,362
BJ Services Co.(2)                                                                                    8,975,000          566,143
Noble Corp.(2)                                                                                        7,585,000          540,810
Diamond Offshore Drilling, Inc.                                                                       6,425,000          379,460
CONSOL Energy Inc.(2,3)                                                                               3,700,000          257,890
CONSOL Energy Inc.(2)                                                                                 1,728,200          120,456
MOL Magyar Olaj- es Gazipari Rt., Class A                                                             3,425,000          376,455
Occidental Petroleum Corp.                                                                            4,490,000          372,805
Nexen Inc.                                                                                            8,486,211          367,819
Anadarko Petroleum Corp.                                                                              4,000,000          363,480
BG Group PLC                                                                                         40,291,737          362,827
LUKoil Holding (ADR)                                                                                  7,080,000          344,796
Shell Canada Ltd.                                                                                    10,500,000          340,421
Smith International, Inc.                                                                             8,874,600          308,304
Newfield Exploration Co.(1)                                                                           5,674,800          267,964
Cameco Corp.                                                                                          4,500,000          226,762
Imperial Oil Ltd.                                                                                     2,018,744          204,679
Weatherford International Ltd.(1)                                                                     3,000,000          203,130
ENSCO International Inc.                                                                              4,617,450          188,669
National Oilwell Varco Inc.(1)                                                                        2,889,300          185,522
Norsk Hydro ASA (ADR)                                                                                 1,567,800          168,319
Cross Timbers Oil Co.                                                                                 3,500,000          139,300
Premcor Inc.(4)                                                                                       1,438,300          128,149
Repsol YPF, SA                                                                                        4,000,000          118,231
Exxon Mobil Corp.                                                                                     1,900,000          113,810
Rowan Companies, Inc.                                                                                 2,975,000          110,670
Murphy Oil Corp.                                                                                      1,756,000           95,965
                                                                                                                      17,710,613

CONSUMER DISCRETIONARY -- 14.61%
Lowe's Companies, Inc.                                                                               33,160,400        2,132,545
Target Corp.                                                                                         36,435,000        1,958,381
Time Warner Inc.                                                                                     95,650,000        1,714,048
Best Buy Co., Inc.                                                                                   23,663,400        1,127,798
Comcast Corp., Class A(1)                                                                            20,611,500          633,804
Comcast Corp., Class A, special nonvoting stock(1)                                                   10,400,000          313,872
Carnival Corp., units                                                                                16,750,000          826,445
News Corp. Inc., Class A                                                                             45,936,216          744,626
Clear Channel Communications, Inc.                                                                   22,335,000          743,755
Liberty Media Corp., Class A(1)                                                                      82,375,000          684,536
Harrah's Entertainment, Inc.                                                                          8,319,036          578,672
Starbucks Corp.(1)                                                                                   11,699,200          573,729
IAC/InterActiveCorp(1)                                                                               21,375,000          524,756
Expedia, Inc.(1)                                                                                     21,375,000          475,808
Liberty Global International, Inc., Class A(1)                                                        9,210,206          467,418
Limited Brands, Inc.(2)                                                                              20,700,000          454,986
Gap, Inc.                                                                                            20,567,600          390,990
International Game Technology                                                                        12,329,000          341,760
Michaels Stores, Inc.                                                                                 6,700,000          243,210
YUM! Brands, Inc.                                                                                     4,003,200          189,672
Brinker International, Inc.(1,2)                                                                      5,000,000          185,750
Yamada Denki Co., Ltd.                                                                                2,640,000          168,937
Ross Stores, Inc.                                                                                     5,887,000          146,469
Harley-Davidson Motor Co.                                                                             2,957,200          145,672
Magna International Inc., Class A                                                                     1,701,000          124,955
Outback Steakhouse, Inc.                                                                              2,940,000          122,333
A. H. Belo Corp., Class A                                                                             4,850,000          119,116
Toyota Motor Corp.                                                                                    2,730,000          111,036
Interpublic Group of Companies, Inc.(1)                                                               7,700,000           93,401
Lennar Corp., Class A                                                                                 1,500,000           93,150
CarMax, Inc.(1)                                                                                       2,500,000           79,650
Gentex Corp.                                                                                          4,600,000           78,752
TJX Companies, Inc.                                                                                   3,000,000           62,730
Big Lots, Inc.(1)                                                                                     3,000,000           35,430
MGM Mirage, Inc.(1)                                                                                     772,200           32,633
Viacom Inc., Class B, nonvoting                                                                         775,000           26,342
                                                                                                                      16,747,167

HEALTH CARE -- 11.67%
Sanofi-Aventis                                                                                       16,730,175        1,427,016
WellPoint, Inc.(1)                                                                                   15,470,000        1,148,648
Roche Holding AG                                                                                      7,705,000        1,063,097
Forest Laboratories, Inc.(1,2)                                                                       19,755,600          877,149
Genentech, Inc.(1)                                                                                    9,230,500          867,113
Guidant Corp.                                                                                        11,325,000          799,998
AstraZeneca PLC (Sweden)                                                                              7,468,000          342,161
AstraZeneca PLC (ADR)                                                                                 6,072,000          280,041
Amgen Inc.(1)                                                                                         7,160,000          572,084
Cardinal Health, Inc.                                                                                 9,105,000          542,749
Medtronic, Inc.                                                                                       9,380,000          534,660
Express Scripts, Inc.(1,2)                                                                            9,000,000          520,740
Biogen Idec Inc.(1)                                                                                   9,978,000          420,573
Schering-Plough Corp.                                                                                17,839,800          381,950
Eli Lilly and Co.                                                                                     5,480,000          301,510
Celgene Corp.(1)                                                                                      5,900,000          296,180
Aetna Inc.                                                                                            3,640,000          289,999
Gilead Sciences, Inc.(1)                                                                              6,591,249          283,424
AmerisourceBergen Corp.                                                                               3,650,000          272,546
Allergan, Inc.                                                                                        2,725,000          250,836
Abbott Laboratories                                                                                   4,700,000          212,111
Sepracor Inc.(1)                                                                                      3,882,600          194,907
Novo Nordisk A/S, Class B                                                                             3,630,000          186,894
McKesson Corp.                                                                                        3,900,000          182,013
American Pharmaceutical Partners, Inc.(1,2)                                                           3,800,000          174,724
Merck & Co., Inc.                                                                                     6,000,000          169,380
CIGNA Corp.                                                                                           1,000,000          115,320
Medco Health Solutions, Inc.(1)                                                                       2,330,000          114,799
Affymetrix, Inc.(1)                                                                                   2,000,000           98,980
Applera Corp. - Applied Biosystems Group                                                              4,100,000           88,150
Applera Corp. - Celera Genomics Group(1)                                                                528,800            6,208
Lincare Holdings Inc.(1)                                                                              2,200,000           93,148
AMERIGROUP Corp.(1)                                                                                   2,440,000           83,350
OSI Pharmaceuticals, Inc.(1)                                                                          1,500,000           49,200
Caremark Rx, Inc.(1)                                                                                    700,000           32,711
IDEXX Laboratories, Inc.(1)                                                                             510,000           32,660
Chugai Pharmaceutical Co., Ltd.                                                                       1,535,100           28,859
ICOS Corp.(1)                                                                                           700,000           18,291
ImClone Systems Inc.(1)                                                                                 450,000           14,724
Elan Corp., PLC (ADR)(1)                                                                              1,070,000            9,534
Andrx Group(1)                                                                                          122,500            2,221
                                                                                                                      13,380,658

INDUSTRIALS -- 8.27%
General Electric Co.                                                                                 34,710,000        1,166,603
Tyco International Ltd.                                                                              38,463,900        1,070,450
United Parcel Service, Inc., Class B                                                                 13,117,800          929,921
Boeing Co.                                                                                           12,400,000          831,048
Illinois Tool Works Inc.                                                                              7,770,100          654,864
General Dynamics Corp.                                                                                5,120,700          586,781
Southwest Airlines Co.                                                                               38,868,877          517,733
3M Co.                                                                                                6,940,000          493,781
Caterpillar Inc.                                                                                      5,966,000          331,053
Mitsubishi Corp.                                                                                     18,490,000          303,654
Raytheon Co.                                                                                          6,700,000          262,774
Robert Half International Inc.                                                                        7,610,000          256,305
Ryanair Holdings PLC (ADR)(1)                                                                         4,606,400          210,927
Burlington Northern Santa Fe Corp.                                                                    3,950,000          209,429
FedEx Corp.                                                                                           2,550,000          207,672
Monster Worldwide Inc.(1)                                                                             5,775,000          180,411
Northrop Grumman Corp.                                                                                3,182,000          178,478
Lockheed Martin Corp.                                                                                 2,800,000          174,272
Deutsche Post AG                                                                                      6,460,000          162,755
Union Pacific Corp.                                                                                   2,000,000          136,540
Allied Waste Industries, Inc.(1)                                                                     16,000,000          127,680
Bombardier Inc., Class B                                                                             43,021,750          114,121
Manpower Inc.                                                                                         2,500,000          112,650
ChoicePoint Inc.(1)                                                                                   2,400,000          103,032
JetBlue Airways Corp.(1)                                                                              4,144,000           78,943
Deere & Co.                                                                                           1,200,000           78,456
                                                                                                                       9,480,333

FINANCIALS -- 6.72%
Fannie Mae                                                                                           21,623,200        1,103,648
American International Group, Inc.                                                                   18,475,200        1,093,732
Freddie Mac                                                                                          17,102,300        1,032,637
Citigroup Inc.                                                                                       10,660,000          466,588
UFJ Holdings, Inc.(1)                                                                                    62,761          391,405
Banco Bradesco SA, preferred nominative (ADR)                                                         8,800,000          374,704
Mitsubishi Estate Co., Ltd.                                                                          27,050,000          322,722
Bank of New York Co., Inc.                                                                            9,195,000          281,091
SunTrust Banks, Inc.                                                                                  3,640,000          255,819
XL Capital Ltd., Class A                                                                              3,545,000          246,378
State Street Corp.                                                                                    5,000,000          241,650
Mizuho Financial Group, Inc.                                                                             38,500          213,657
Capital One Financial Corp.                                                                           2,500,000          205,600
Marshall & Ilsley Corp.                                                                               4,000,000          175,080
Wells Fargo & Co.                                                                                     2,730,000          162,763
ICICI Bank Ltd.                                                                                      14,230,000          155,854
Berkshire Hathaway Inc., Class A(1)                                                                       1,650          137,198
Chubb Corp.                                                                                           1,500,000          130,440
Marsh & McLennan Companies, Inc.                                                                      4,425,000          124,121
Genworth Financial, Inc., Class A                                                                     3,368,300          108,358
Golden West Financial Corp.                                                                           1,600,000           97,584
Aon Corp.                                                                                             3,218,600           96,301
American Express Co.                                                                                  1,700,000           93,908
AXIS Capital Holdings Ltd.                                                                            3,140,000           88,705
Protective Life Corp.                                                                                 1,500,000           61,545
City National Corp.                                                                                     675,000           48,627
                                                                                                                       7,710,115

CONSUMER STAPLES -- 5.00%
Altria Group, Inc.                                                                                   27,436,700        1,939,775
Walgreen Co.                                                                                         19,866,000          920,392
Coca-Cola Co.                                                                                        16,965,000          746,460
Avon Products, Inc.                                                                                  11,689,000          383,633
PepsiCo, Inc.                                                                                         6,635,000          363,930
Anheuser-Busch Companies, Inc.                                                                        7,505,000          332,547
Kerry Group PLC, Class A                                                                              8,965,824          218,815
Bunge Ltd.                                                                                            3,500,000          205,520
Whole Foods Market, Inc.                                                                                974,800          126,003
Wm. Wrigley Jr. Co.                                                                                   1,630,000          115,812
Procter & Gamble Co.                                                                                  2,073,500          115,038
Constellation Brands, Inc., Class A(1)                                                                3,200,000           88,064
SYSCO Corp.                                                                                           2,350,000           78,443
General Mills, Inc.                                                                                   1,235,000           56,958
Wal-Mart Stores, Inc.                                                                                 1,050,000           47,208
                                                                                                                       5,738,598

TELECOMMUNICATION SERVICES -- 3.31%
Vodafone Group PLC (ADR)                                                                             45,755,000        1,246,824
Vodafone Group PLC                                                                                  120,765,000          330,383
Sprint Nextel Corp.                                                                                  24,521,007          635,830
Qwest Communications International Inc.(1,2)                                                        117,900,000          459,810
Telefonica, SA (ADR)                                                                                  5,200,000          258,856
Telefonica, SA                                                                                        6,240,000          102,911
KDDI Corp.                                                                                               38,000          200,235
Telephone and Data Systems, Inc.                                                                      1,993,100           81,418
Telephone and Data Systems, Inc., Special Common Shares                                               1,993,100           76,734
Bharti Tele-Ventures Ltd.(1)                                                                         21,000,000          150,494
France Telecom, SA                                                                                    4,600,000          138,404
MCI, Inc.                                                                                             4,500,000          115,380
Broadview Networks Holdings, Inc., Class A(1,3,4)                                                        31,812               --
                                                                                                                       3,797,279

MATERIALS -- 2.90%
Barrick Gold Corp.                                                                                   17,610,000          461,734
Freeport-McMoRan Copper & Gold Inc., Class B(2)                                                       9,596,000          404,663
BHP Billiton Ltd.                                                                                    19,516,661          300,801
Phelps Dodge Corp.                                                                                    2,500,000          268,825
CRH PLC                                                                                               9,299,204          252,398
Rio Tinto PLC                                                                                         6,075,000          214,550
Inco Ltd.                                                                                             5,000,000          211,650
Potash Corp. of Saskatchewan Inc.                                                                     1,904,000          209,573
Sealed Air Corp.(1)                                                                                   3,384,400          171,758
Monsanto Co.                                                                                          2,500,000          159,600
Newmont Mining Corp.                                                                                  3,650,000          144,467
Nitto Denko Corp.                                                                                     2,111,000          134,132
Alcoa Inc.                                                                                            5,000,000          133,950
USX-U.S. Steel Group                                                                                  3,021,000          126,640
Newcrest Mining Ltd.                                                                                  8,700,000          111,348
Dow Chemical Co.                                                                                        306,900           13,258
                                                                                                                       3,319,347

UTILITIES -- 0.17%
Questar Corp.                                                                                         2,475,000          193,100


MISCELLANEOUS -- 1.77%
Other common stocks in initial period of acquisition                                                                   2,032,268


Total common stocks (cost: $79,765,812,000)                                                                          103,435,523


                                                                                                                    Market value
Preferred stocks -- 0.00%                                                                                Shares            (000)


TELECOMMUNICATION SERVICES -- 0.00%
Broadview Networks Holdings, Inc., Series B(1,3,4)                                                        1,272              550


Total preferred stocks (cost: $21,000,000)                                                                                   550




Convertible securities -- 0.00%


INFORMATION TECHNOLOGY -- 0.00%
ProAct Technologies Corp., Series C, convertible preferred(1,3,4)                                     6,500,000               95


Total convertible securities (cost: $255,000)                                                                                 95



                                                                                               Principal amount
Bonds & notes -- 0.25%                                                                                    (000)


CONSUMER DISCRETIONARY -- 0.14%
General Motors Corp. 8.375% 2033                                                                    $   106,649           90,118
General Motors Acceptance Corp. 8.00% 2031                                                               53,730           49,837
General Motors Corp. 8.25% 2023                                                                          24,000           20,220
                                                                                                                         160,175

TELECOMMUNICATION SERVICES -- 0.11%
Qwest Capital Funding, Inc. 7.75% 2031(2)                                                               53,800            47,075
U S WEST Capital Funding, Inc. 6.875% 2028(2)                                                           36,000            30,060
Qwest Capital Funding, Inc. 7.625% 2021(2)                                                              25,000            22,250
U S WEST Capital Funding, Inc. 6.50% 2018(2)                                                            25,250            21,463
                                                                                                                         120,848

Total bonds & notes (cost: $254,565,000)                                                                                 281,023



Short-term securities -- 9.58%


U.S. Treasury Bills 2.901%-3.375% due 9/1-11/3/2005                                                   1,437,400        1,433,136
Federal Home Loan Bank 3.195%-3.67% due 9/2-11/30/2005                                                1,333,585        1,329,258
Freddie Mac 3.24%-3.63% due 9/6-11/15/2005                                                            1,119,454        1,115,020
Federal Farm Credit Banks 3.10%-3.57% due 9/8-11/17/2005                                                413,300          412,054
International Bank for Reconstruction and Development 3.295%-3.47% due 9/26-10/28/2005                  382,400          380,802
Tennessee Valley Authority 3.21%-3.465% due 9/1-10/13/2005                                              371,900          371,409
Preferred Receivables Funding Corp. 3.54%-3.61% due 10/4-10/24/2005(3)                                  200,000          199,044
Park Avenue Receivables Co., LLC 3.42%-3.64% due 9/12-10/19/2005(3)                                     157,997          157,437
Variable Funding Capital Corp. 3.44%-3.57% due 9/23-10/20/2005(3)                                       355,000          353,728
Bank of America Corp. 3.40%-3.73% due 9/19-11/7/2005                                                    350,000          348,684
CAFCO, LLC 3.35%-3.69% due 9/2-11/8/2005(3)                                                             350,000          348,464
Procter & Gamble Co. 3.24%-3.63% due 9/7-11/7/2005(3)                                                   325,000          323,817
Clipper Receivables Co., LLC 3.44%-3.73% due 9/12-11/16/2005(3)                                         310,000          308,653
DuPont (E.I.) de Nemours & Co. 3.34%-3.57% due 9/8-10/20/2005                                           300,000          299,206
General Electric Capital Corp. 3.44%-3.64% due 10/3-11/1/2005                                           161,400          160,650
General Electric Capital Services, Inc. 3.39%-3.53% due 9/16-10/13/2005                                 125,000          124,623
Wells Fargo & Co. 3.48%-3.57% due 9/23-10/28/2005                                                       275,000          274,971
Gannett Co. 3.35%-3.49% due 9/6-9/21/2005(3)                                                            266,200          265,888
Three Pillars Funding, LLC 3.33%-3.53% due 9/2-10/19/2005(3)                                            182,751          182,418
SunTrust Banks, Inc. 3.74% due 11/22/2005                                                                50,000           50,000
Wal-Mart Stores Inc. 3.35%-3.57% due 9/13-10/18/2005(3)                                                 225,750          225,137
HSBC Finance Corp. 3.42%-3.66%  due 9/27-11/9/2005                                                      225,400          224,447
International Lease Finance Corp. 3.42%-3.58% due 9/23-10/21/2005                                       105,000          104,633
AIG Funding, Inc. 3.40% due 9/16/2005                                                                    50,000           49,928
American General Finance Corp. 3.36%-3.60% due 9/1-10/19/2005                                            50,000           49,880
Coca-Cola Co. 3.38%-3.59% due 9/16-11/1/2005                                                            200,000          199,122
Exxon Asset Management Co. 3.34%-3.57% due 9/7-10/24/2005(3)                                            155,600          155,130
Fannie Mae 3.28%-3.585% due 9/21-11/2/2005                                                              150,400          149,816
BellSouth Corp. 3.37%-3.47% due 9/2-9/28/2005(3)                                                        136,100          135,894
Private Export Funding Corp. 3.20%-3.67% due 9/6-11/15/2005(3)                                          133,375          132,840
American Express Credit Corp. 3.46%-3.67% due 9/19-11/9/2005                                            130,000          129,302
Triple-A One Funding Corp. 3.37%-3.58% due 9/9-10/5/2005(3)                                             113,139          112,829
PepsiCo Inc. 3.40%-3.51% due 9/2-9/28/2005(3)                                                            95,300           95,158
Medtronic Inc. 3.33%-3.47% due 9/1-9/19/2005(3)                                                          91,250           91,154
ChevronTexaco Funding Corp. 3.50%-3.53% due 10/11-10/19/2005                                             75,000           74,666
SBC Communications Inc. 3.40%-3.55% due 9/15-10/3/2005(3)                                                74,724           74,532
NetJets Inc. 3.57%-3.61% due 10/3-10/19/2005(3)                                                          70,000           69,720
3M Co. 3.53%-3.54% due 10/21-10/24/2005                                                                  70,000           69,635
FCAR Owner Trust I 3.38%-3.64% due 9/12-10/24/2005                                                       55,000           54,829
Colgate-Palmolive Co. 3.41%-3.52% due 9/2-9/26/2005(3)                                                   50,000           49,931
Verizon Network Funding Corp. 3.53%-3.57% due 9/26-9/29/2005                                             50,000           49,864
Abbott Laboratories Inc. 3.50% due 9/29/2005(3)                                                          50,000           49,859
IBM Capital Inc. 3.455% due 10/5/2005(3)                                                                 50,000           49,835
Anheuser-Busch Companies, Inc. 3.24% due 9/6/2005(3)                                                     35,000           34,981
Harvard University 3.45%-3.52% due 10/3-10/17/2005                                                       30,350           30,215
Scripps (E.W.) Co. 3.40% due 9/21/2005(3)                                                                30,000           29,942
New Center Asset Trust Plus 3.53% due 10/3/2005                                                          25,000           24,919
USAA Capital Corp. 3.64% due 11/15/2005                                                                  25,000           24,807


Total short-term securities (cost: $10,982,548,000)                                                                   10,982,267


Total investment securities (cost: $91,024,180,000)                                                                  114,699,458
Other assets less liabilities                                                                                           (44,257)

Net assets                                                                                                          $114,655,201


"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.


(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,704,926,000, which represented 3.23% of the net assets of the fund.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.

ADR = American Depositary Receipts


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of The Growth Fund of America, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America, Inc. (the "Fund") as of August 31, 2005, and for the year then ended and have issued our report thereon dated October 4, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2005 appearing in Item 6 of this Form N-CSR. This
Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
October 4, 2005
Costa Mesa, California



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA, INC.


By /s/ James F. Rothenberg
------------------------------------------
James F. Rothenberg, Vice Chairman and PEO

Date: November 8, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ James F. Rothenberg
------------------------------------------
James F. Rothenberg, Vice Chairman and PEO

Date: November 8, 2005



By /s/ Sheryl F. Johnson
------------------------------------------
Sheryl F. Johnson, Treasurer and PFO

Date: November 8, 2005